December 31, 2000

Evergreen Select
Equity Funds
Semiannual Report

Evergreen Funds
SINCE 1932

EvergreenFunds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.

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Letter to Shareholders
February 2001

William M. Ennis

Dennis Ferro

Dear Evergreen Shareholders:

We are pleased to provide the Evergreen Select Equity Funds semiannual report, which covers the six-month period ended December 31, 2000.

A Challenging Environment for Investors

During 2000, U.S. equity markets challenged investors with a series of turbulent ups and downs and a constant rotation from one sector to another. The market favored the new economy then the old economy, big caps then mid-caps, value then growth, dot coms then technology equipment—creating significant uncertainties for investors. In the beginning of the period, investors looked to the Federal Reserve Board’s upward interest rate adjustments to offset unsustainable growth. By the end of the period, a profoundly slowing economy indicated that the Federal Reserve Board would soon take an opposite stance and decrease interest rates. Thus far in 2001, the Federal Reserve Board has lowered interest rates twice in an effort to stimulate the slumping economy.

Concerns about wage-driven inflation, higher interest rates, increasing oil prices and the uncertainty over the presidential election also affected market valuations and volatility during the period. Although such factors have the potential to meaningfully slow the economy, many leading indicators continue to demonstrate strength. We believe that the Federal Reserve’s focus on interest rates may successfully stimulate the slumping U.S. economy at a moderate and sustainable pace.

The Value of Diversification

An environment like this past year’s offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives. Please visit us online at www.evergreen-funds.com for more information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis H. Ferro
Chief Investment Officer
First Union National Bank
Capital Management Group

EVERGREEN
Select Balanced Fund
Fund at a Glance as of December 31, 2000

PORTFOLIO PROFILE

Philosophy

The Evergreen Select Balanced Fund uses a systematic and disciplined investment approach which provides exposure to both the equity and fixed income markets. The basis of this approach is founded in the belief that stocks offer the greatest long-term growth opportunities while bonds provide income and less risk to principal.

Process

The Fund employs a blended approach to equity investing, utilizing companies with both value and growth-oriented characteristics. Within the fixed income component, portfolio performance is enhanced while seeking to control risk by managing duration, sector allocation and security selection.

Benchmarks

Standard & Poor’s 500 Index (S&P 500)
Lehman Brothers Government / Credit
Bond Index (LBGCI)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares prior to their inception is based on the performance of the Class Y shares of Evergreen Balanced Fund II. Historical performance for Class IS reflects that of Class Y shares of Evergreen Balanced Fund II through 1/22/1998, the inception of Class I shares. Performance from 1/23/1998 through the inception of Class IS shares reflects that of Class I shares. Performance prior to inception of Class IS shares does not include 12b-1 fees. Class IS shares have a 0.25% 12b-1 expense. Class I shares pay no 12b-1 fee. If fees were reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 4/01/1991	Class I	Class IS
Class Inception Date	1/22/1998	4/9/1998

6-month returns	-4.98%	-5.08%

Average Annual Returns

1 year	1.76%	1.51%

5 years	11.67%	11.57%

Since Portfolio Inception	11.74%	11.69%

6-month income dividends per share	$0.27	$0.25

6-month capital gain distributions per share	$1.99	$1.99

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Balanced Fund Class I1 , the Standard & Poor’s 500 Index (S&P 500), the Lehman Brothers Government / Credit Bond Index (LBGCI), and the Consumer Price Index (CPI).

The S&P 500 and the LBGCI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I and IS shares are available only to institutional shareholders with a minimum $1 million investment.

The Fund’s investment objective is non-fundamental and may be changed without the vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2000 and is subject to change.

EVERGREEN
Select Balanced Fund
Portfolio Manager Commentary

Portfolio Management

W. Shannon Reid, David M. Chow, Rollin C. Williams and Jay Zelko manage the Evergreen Select Balanced Fund. The team uses a disciplined approach that seeks long-term total return through capital appreciation, dividends and interest income.

W. Shannon Reid, CFA

David M. Chow, CFA

Rollin C. Williams, CFA

Jay Zelko

Performance

For the six-month period ended December 31, 2000, the Evergreen Select Balanced Fund Class I shares returned –4.98%. This Fund’s return was mixed relative to that of 7.37% and –8.72%, respectively, for the Fund’s benchmarks, the LBGCI and the S&P 500, for the same period.

Portfolio
Characteristics

(as of 12/31/2000)

Total Net Assets	$551,535,774

Number of Holdings	131

P/E Ratio	34.1x

Environment

The decline in the equity markets over the past six months reflects investor uncertainty of future economic growth and the possibility of a recession. Evidence of an economic slowdown was confirmed late in the fourth quarter as an increasing number of companies announced that they were not able to meet earnings expectations.

On the fixed income side, interest rates declined nicely in the last six months. Two-year Treasury rates were 6.35% at June 30 and declined by 1.25% to 5.10% at the end of December while in the same time period the thirty-year Treasury went down 0.44% from 5.89% to 5.45%. The five-year Treasury decreased by 1.20% while the ten-year decreased by 0.92%.

Top Ten Equity Holdings

(as a percentage of 12/31/2000 net assets)

General Electric Co.	4.5%

Pfizer, Inc.	3.0%

Cisco Systems, Inc.	2.7%

EMC Corp.	2.2%

Microsoft Corp.	1.9%

Merck & Co., Inc.	1.9%

Brocade Communications Systems, Inc.	1.3%

Philip Morris Companies, Inc.	1.2%

Tosco Corp.	1.0%

Sun Microsystems, Inc.	0.9%

EVERGREEN
Select Balanced Fund
Portfolio Manager Commentary

Top Five Sectors—Equity

(as a percentage of 12/31/2000 net assets)

Information Technology	20.4%

Health Care	9.9%

Industrials	8.8%

Financials	3.4%

Consumer Discretionary	2.9%

Strategy

The Fund’s equity management team operates under the principle that superior investment returns can be achieved by maintaining a diversified fund of established companies, which will deliver superior and sustainable earnings growth. Our investment process employs a combination of quantitative and qualitative investment analysis that identifies companies with a history of strong, stable earnings growth, strong current business fundamentals and rising earnings expectations.

By adhering to our equity principles, we were able to outperform our benchmark throughout market difficulties. Our health care sector was overweighted in health care services, which was one of the best performing industries for the period. Specifically, these providers are experiencing improving pricing and admission trends. Issues that were among the Fund’s best performers were HCA, Tenet Healthcare, Wellpoint and Quest Diagnostics.

In technology, the Fund was underweighted but emphasized storage and software stocks. Storage continues to exhibit strong demand as data storage accelerates with the growth of internet and businesses adopting the web to lower their operating costs and to reach their customers and suppliers. During the last six months, our storage winners were Emulex and Brocade. In regards to software, the Fund saw strong performances in web enablers such as Bea Systems, Mercury Interactive and Check Point Software. Our discipline also de-emphasized commodity-oriented and PC-related companies, which saw dramatic stock price declines that were accompanied by deteriorating business fundamentals.

In the fixed income portion of the Fund, governments were the best performing major sector in the period with a total return of 7.80%, followed by mortgages 7.31% and corporates 6.76%. Broad market and longer portfolios performed better than intermediate portfolios. Fund duration positions were long for all but about three days in September and several days during the election uncertainty when the market momentum looked like it had shifted negative. We remain ever vigilant to the market’s momentum and making duration changes.

Early in the third quarter the contribution to duration from corporates was extended based upon positive outlooks in our fundamental and momentum corporate models. Corporate positions are undergoing increased scrutiny with a goal of increasing issuer diversification across all portfolios. At the end of September, agency contribution to duration positions was increased substantially based upon our positive agency outlook.

Top Five Bond Holdings

(as a percentage of 12/31/2000 net assets)

	Coupon	Maturity

U.S. Treasury Bonds	7.88%	02/15/2021	3.1%

FHLMC	7.00%	02/15/2003	2.9%

U.S. Treasury Bonds	6.25%	05/15/2030	2.6%

U.S. Treasury Notes	7.50%	02/15/2005	2.4%

U.S. Treasury Bonds	11.75%	11/15/2014	2.3%

EVERGREEN
Select Balanced Fund
Portfolio Manager Commentary

Top Five Industries—Bonds
(as a percentage of 12/31/2000 net assets)

U.S. Treasury Obligations	19.6%

U.S. Agency Obligations	7.0%

Financials	6.6%

Industrials	2.8%

Energy	1.8%

Outlook

The market’s recent pull back provides us with the opportunity to accumulate the equity of leading companies whose value-added services/products are the building blocks of the current economy. As we enter into the new year, we believe the Federal Reserve Board will be more accommodating in its monetary policy by lowering interest rates.

Spreads between corporates bonds and Treasuries widened in the fourth quarter and we have continued to have difficulty finding quality corporate bonds for purchase. We continued to increase our corporate diversification in portfolios to guard against the impact of individual issuer problems.

EVERGREEN
Select Core Equity Fund
Fund at a Glance as of December 31, 2000

PORTFOLIO PROFILE

Philosophy

Evergreen Select Core Equity Fund utilizes a diversified style of equity management which capitalizes on opportunities in both value- and growth-oriented stocks. In serving the investment needs of individual investors, the Fund remains sensitive to tax implications.

Process

The Fund uses a bottom-up stock selection process, focusing on security fundamentals rather than broad economic forecasts. The Fund is managed using a team approach; investment managers locate attractive holdings using a unique blend of quantitative and traditional fundamental analysis skills.

Benchmark

Standard & Poor’s 500 Index (S&P 500)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior 11/24/1997 the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/31/1981	Class I	Class IS
Class Inception Date	11/24/1997	2/4/1998

6-month returns	-10.30%	-10.44%

Average Annual Returns

1 year	-10.56%	-10.79%

5 years	13.76%	13.48%

10 years	13.30%	13.02%

6-month income dividends per share	$0.23	$0.09

6-month capital gain distributions per share	$3.15	$3.15

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Core Equity Fund Class I1 , the Standard & Poor’s 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I and IS shares are available only to institutional shareholders with a minimum $1 million investment.

The Fund’s investment objective is non-fundamental and may be changed without a vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and is subject to change.

EVERGREEN
Select Core Equity Fund
Portfolio Manager Commentary

Portfolio Management

Mark C. Sipe has co-managed the Fund and its predecessor since December 1994. Mr. Sipe is a Senior Vice President of FUNB and Director of Equity Management for First Investment Advisors, the investment group at FUNB responsible for managing private capital portfolios. Aside from co-managing the Fund, Mr. Sipe is responsible for the oversight of all equity investment process, and asset allocation within the First Investment Advisors.

Hanspeter Giger has co-managed the Fund and its predecessor since December 1996. Mr. Giger joined FUNB as an equity analyst in September 1987 and became Director of Equity Research, responsible for overseeing and coordinating FUNB’s Investment Research/Core Team in October 1993.

Mark C. Sipe, CFA

Hanspeter Giger, CFA

Performance

For the six-month period ended December 31, 2000, the Evergreen Select Core Equity Fund’s I Shares returned – 10.30%. This compared to –8.72% for the S&P 500 for the same period. Despite an underweighted position in technology stocks relative to the S&P 500, returns were nevertheless disproportionately impacted by the poor performances of the largest technology stocks held in the portfolio.

Portfolio Characteristics
(as of 12/31/2000)

Total Net Assets	$2,159,089,070

Number of Holdings	122

P/E Ratio	22.70	x

Environment

Stock market volatility continued, in particular during the final three months of the period. During that time, the S&P 500 fell about 8% in price, and the highly visible NASDAQ Composite declined over 30%. In a year already marked by notable company earnings shortfalls, concerns about a slowing economy took center stage. Earlier moves by the Federal Reserve Board to raise interest rates began to take hold, as economic conditions slowed markedly, particularly in November and December. A surprise preemptive move by the Federal Reserve Board to lower rates in early January clearly reinforced the change in the tone of business conditions, as well as the agency’s stance in attempting to maintain a solid domestic economic backdrop.

Top Five Sectors

(as a percentage of 12/31/2000 net assets)

Information Technology	22.7%

Financials	15.4%

Health Care	12.8%

Industrials	11.0%

Consumer Discretionary	10.0%

EVERGREEN
Select Core Equity Fund
Portfolio Manager Commentary

Strategy

As mentioned above, the disproportionate impacts on the portfolio of holdings in the largest technology names, such as Intel, Microsoft, and Cisco Systems, provided the most challenging performance comparisons during the period. Nevertheless, we continue to remain positive on such stocks for the longer-term, and are encouraged by their sharp rallies since year-end 2000.

The more notable story, however, may be shown within the context of the broader market. As a continuation of what had been exhibited in the prior six-month period, the performance of the S&P MidCap 400 exceeded that of the S&P 500 by about 900 basis points. This significant relative strength carried over to the mid-cap stocks held within the Fund, especially in the areas of health care, insurance, and energy. Overall, there was about a 2-to-1 ratio of outperforming stocks to those underperforming the benchmark during the period. The bottom line is that there appears to be a healthier tone to the overall market than that which we have observed in recent years.

Top Ten Holdings (as a percentage of 12/31/2000 net assets)
General Electric Co.	7.9%

Cisco Systems, Inc.	4.5%

Microsoft Corp.	2.6%

Coca-Cola Co.	2.5%

International Business Machines Corp.	2.5%

Intel Corp.	2.5%

Bristol-Myers Squibb Co.	2.4%

Exxon Mobil Corp.	2.3%

Pfizer, Inc.	2.1%

Oracle Corp.	2.0%

Outlook

Although the period under review was a challenging one for the Fund relative to its benchmark, we are confident that the present structure of the portfolio and the stocks held therein will prove beneficial over the longer term. We are pleased to report that the Fund continues to show less volatility than the overall market, as measured by a beta coefficient of 0.97 (trailing three year price return), and that distributed capital gains were under 4% of NAV for the trailing 16-month period ending last October. Going forward, we will continue to strive for superior risk-adjusted returns, with a secondary emphasis placed on minimizing tax implications to holders of Fund shares.

EVERGREEN
Select Secular Growth Fund
Fund at a Glance as of December 31, 2 000

PORTFOLIO PROFILE

Philosophy

The Evergreen Select Secular Growth Fund seeks to identify companies that are positioned to capitalize upon favorable secular trends within the U.S. economy. We accomplish this by using highly focused fundamental research along with quantitative tools to select high quality, large-cap growth companies that exhibit consistent and accelerating earnings growth.

Process

Stephen Dalton and his team of dedicated analysts utilize a disciplined investment process in order to construct a portfolio of large-cap, high quality, growth-oriented companies:

  Ideas generated by the Secular Growth Team analysts
  Daily meetings to discuss buy/sell candidates, establish priorities and discuss the market
  Analyst recommendations are made to the team; team leaders make final decisions
  Quantitative tools are used to verify or challenge recommendations

Benchmarks

Standard & Poor’s 500 Index (S&P 500)
Russell 1000 Growth Index
(Russell 1000 Growth)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for the Class I and IS shares prior to 7/12/1999 is based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses including the 0.25% 12b-1 fee applicable to the Class IS shares. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/31/1994	Class I	Class IS
Class Inception Date	2/26/1999	2/26/1999

6-month returns	-26.59%	-26.68%

Average Annual Returns

1 year	-26.30%	-26.47%

5 years	22.90%	22.59%

Since Portfolio Inception	25.10%	24.79%

6-month income dividends per share	$0.01	$0.00

6-month capital gain distributions per share	$25.14	$25.14

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Secular Growth Fund Class I1 , the Standard & Poor’s 500 Index (S&P 500), Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I and IS shares are available only to institutional shareholders with a minimum $1 million investment.

The Fund’s investment objective is non-fundamental and may be changed without a vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and is subject to change.

EVERGREEN
Select Secular Growth Fund
Portfolio Manager Commentary

Portfolio Management

Stephen M. Dalton, CFA

Stephen Dalton is the portfolio manager of the Evergreen Select Secular Growth Fund and has over 15 years of investment management and research experience, managing growth and balanced portfolios. In addition, he has covered the health care, technology, retail, media and entertainment industries.

Performance

For the six-month period ended December 31, 2000, the Evergreen Select Secular Growth Fund’s Class I Shares, returned –26.59%. The Russell 1000 Growth and S&P 500 indices returned –25.58% and – 8.72%, respectively for the same period.

Portfolio Characteristics (as of 12/31/2000)
Total Net Assets	$678,166,679

Number of Holdings	62

P/E Ratio	55.8	x

Environment

Stock market volatility continued, in particular during the final three months of the period. During that time, the S&P 500 fell about 8% in price, and the highly visible NASDAQ Composite declined over 30%. The large-cap growth environment witnessed a rotational decline driven by fears of earnings disappointments in PC-related technology and concerns over valuations. An anticipated recovery in network-centric technology in the final two-thirds of the 4th quarter did not materialize. Rather, negative volatility emerged during November, fueled by uncertainty over the results of the Presidential election coupled with concerns that the domestic economy would slow down right through a soft-landing into recession. A surprise preemptive move by the Federal Reserve Board to lower rates in early January clearly reinforced the change in tone of business conditions, as well as the agency’s stance in attempting to maintain a solid domestic economic backdrop.

Top Five Sectors (as a percentage of 12/31/2000 net assets)
Information Technology	42.7%

Financials	20.4%

Health Care	11.9%

Consumer Staples	6.4%

Industrials	5.3%

Strategy

During the first half of this period the Fund added new positions which included Vitria Technology, (exploiting the internet infrastructure software trends); Red Back Networks, Applied Micro Devices and Worldcom, all three of which are involved in delivering products or services which provide more bandwidth and speed access to the internet; PE Biosystems, an automated tool manufacturer for those companies involved in Genomics and Protenomics; Cigna as a pure investment in the improving managed care sector; Pfizer as a new pharmaceutical giant in the wake of its acquisition of Warner-Lambert which seems capable of thriving amidst the negative cyclical trends in the drug industry, and; Anheuser-Busch, Colgate-Palmolive and Hershey Foods, exploiting the leveraging of consumer brands toward changing demographic tastes.

EVERGREEN
Select Secular Growth Fund
Portfolio Manager Commentary

The last two months of the period was the worst two-month period of the year, with the Fund declining over 30% in value. A literal buyers strike coupled with a general fear of technology issues hit the Fund particularly hard, given the 52% weighting in technology (though underweighted relative to the benchmark) and the Fund’s significant exposure to companies supplying equipment to the telecom industry.

Top Ten Holdings
(as a percentage of 12/31/2000 net assets)

Applied Micro Circuits Corp.	3.3%

General Electric Co.	2.9%

Nokia Corp., ADR	2.6%

Citigroup, Inc.	2.6%

American Express Co.	2.6%

CIGNA Corp.	2.6%

Research In Motion, Ltd.	2.5%

Corning, Inc.	2.5%

Bea Systems, Inc.	2.4%

Brocade Communications Systems, Inc.	2.4%

Outlook

We foresee a strong rally in the equity market, starting slowly in the winter and building momentum in the spring. We also foresee a return to technology issues with intermediate term visibility on earnings and attractive valuations. We anticipate investors will again appreciate the secular trends powering the Fund’s financial services holdings and health care issues generating predictable and highly visible earnings streams.

EVERGREEN
Select Small Cap Growth Fund
Fund at a Glance as of December 31, 2000

PORTFOLIO PROFILE

Philosophy

Evergreen Select Small Cap Growth Fund seeks to provide shareholders with long-term growth of capital by investing in small company stocks. We believe that the risk associated with smaller company stocks can be managed effectively by diversification and careful attention to valuation.

Process

The Fund manager uses a fundamental, bottom-up stock selection process, which is research-intensive. The Fund generally invests in stocks of companies which have market capitalization of $1 billion or less and above average long-term growth rates. Our research process identifies buying opportunities in small company stocks of high-quality, companies with a competitive advantage, and which are growth-oriented and reasonably valued.

Benchmarks

Russell 2000 Growth Index
(Russell 2000 Growth)
Russell 2000 Index (Russell 2000)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Class I shares pay no 12b-1 fee.

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/28/1995	Class I
Class Inception Date	12/28/1995

6-month return	-21.68%

Average Annual Returns

1 year	-10.65%

5 years	13.45%

Since Portfolio Inception	13.43%

6-month capital gain distributions per share	$3.56

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I1 , the Russell 2000 Growth Index (Russell 2000 Growth), the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 Growth and Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are available only to institutional shareholders with a minimum $1 million investment.

The Fund’s investment objective is non-fundamental and may be changed without a vote of the Fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and is subject to change.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Commentary

Portfolio Management

The Evergreen Select Small Cap Growth Fund is managed by Thomas L. Holman. Mr. Holman is a member of the Small Cap Growth Team at Evergreen Investment Management Company, LLC, where he manages the Fund and separately-managed, small-cap growth accounts. His research responsibilities are focused on telecommunication service companies. Prior to joining Evergreen in 1997, Mr. Holman was a portfolio manager and securities analyst at Invista Capital Management, Inc. He developed quantitative models and had co-management responsibility for several small- and mid-cap portfolios. As an analyst, he was a generalist, covering a wide variety of industries, including technology, telecommunications equipment, media services, basic industry, consumer staples and retail. Mr. Holman received both his B.S. and M.B.A. degrees from Iowa State University.

Thomas L. Holman

Performance

Evergreen Select Small Cap Growth Fund Class I shares returned –21.68% for the six-month period ended December 31, 2000. During the same six-month period, the benchmark Russell 2000 Growth Index returned – 23.37%, while the Russell 2000 Index, a reflection of the larger small company stock universe that includes both growth and value stocks, returned –5.88%.

Portfolio Characteristics
(as of 12/31/2000)

Total Net Assets	$147,683,052

Number of Holdings	66

P/E Ratio	48.5x

Environment

Small-cap growth stocks were very volatile during the six-month period. While some defensive areas such as health care services, utilities, energy and parts of the financial services industry fared relatively well, they were not realistic alternatives for growth managers who adhered to their disciplines. Over the six-month period, several key sectors in the Russell 2000 Growth Index, which had been the leading performers in 1999, were down by substantial margins. Communications stocks, for example, plummeted 70%, while hardware technology companies fell by 47%, software companies lost 46% and biotech stocks fell by 24%.

Stocks in industries associated with a growing economy tended to lose ground at the end of the period as realization spread among investors that economic growth was indeed slowing substantially. Unfortunately, investors did not realize the extent of the problem until the end of November, when many companies started to issue pre-announcements that their earnings would fall short of expectations.

The Evergreen Select Small Cap Growth Fund escaped the worst of this extreme volatility at the end of the period, as it was underweighted in technology and had virtually no communications investments.

Nevertheless, it did not escape entirely from the effects of a very difficult environment for small company growth stocks.

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Commentary

Top Five Sectors (as a percentage of 12/31/2000 net assets)
Information Technology	25.7%

Health Care	23.7%

Energy	12.3%

Industrials	11.7%

Financials	9.5%

Strategy

Our attitude toward technology investments evolved over the last six months of 2000. Early in the period, we were underweighted in technology after emphasizing the sector for most of the previous year. As we watched technology stock prices come down, they became more attractive on a valuation basis and we started to build our position back up. However, when companies started reporting earnings disappointments as a result of a slowing economy, we reduced our technology weightings in areas most likely to be impacted by slower growth.

We raised the Fund’s weighting in financial services, primarily property-and-casualty insurers, as companies gained greater control over their pricing and were able to raise premiums. Among our investments was Everest Reinsurance Group, Ltd., which gained 118% in the six months, and insurance broker Arthur J. Gallagher & Co., which gained 52% in the same period.

We also increased the Fund’s exposure to health care services, searching for companies with above-average earnings resulting from improvements in reimbursements by the federal government and the Medicare program. Among the successful health care investments were Apria Healthcare Group, Inc., whose stock rose by more than 55%, and LifePoint Hospitals, Inc., whose stock more than doubled. Apria Healthcare Group, Inc., which provides home respiratory therapy, had improved its efficiency in an era in which low reimbursements forced many competitors out of business. As reimbursements improved, Apria was well positioned to improve its earnings. LifePoint Hospitals, Inc., which operates a number of rural hospitals in the Southeast, also benefited from improved reimbursements and the lack of competition in many of its markets.

In our search for quality companies with reasonable stock valuations, we found several education-related stocks, including the Apollo Group, Inc., whose stock rose by 75.7% in the period. Apollo Group, Inc., operates web-based educational programs through the University of Phoenix-Online, as well other post-secondary and technical school programs.

While the communications industry stocks did poorly in the period, we did hold a position in one company, the Boston Communications Group, which performed very well. This company offers a nationwide pre-paid wireless calling network that allows major wireless carriers such as AT&T and Sprint to offer pre-paid national service coverage to their customers. Boston Communications Group’s stock appreciated 82% in the final six months of 2000.

Top Ten Holdings (as a percentage of 12/31/2000 net assets)
Apollo Group, Inc.	3.4%

Apria Healthcare Group, Inc.	2.7%

Mercury General Corp.	2.5%

Learning Tree International, Inc.	2.4%

Newfield Exploration Co.	2.3%

Cross Timbers Oil Co.	2.2%

Gymboree Corp.	2.1%

Sonic Corp.	2.0%

Arthur J. Gallagher & Co.	1.9%

New Focus, Inc.	1.9%

EVERGREEN
Select Small Cap Growth Fund
Portfolio Manager Commentary

Outlook

Stock selection will be important in 2001.

The slowdown in the domestic economy probably will continue early in 2001, although we do not expect a recession. In this slowing environment, investors must be particularly wary of companies that surprise the market with disappointing earnings.

While the Federal Reserve Board has reversed its policy and begun to lower short-term interest rates to encourage growth, a quick revival of economic growth does not appear likely. The consumer economy appears to be slumping and corporate capital spending probably will decline, which would mean difficult times for technology companies.

Despite these factors, we believe there should be opportunities for technology companies with niche products that can help business customers quickly recover their capital investments through improved productivity. We will seek these niche companies as well as those growth companies that generate above-average returns internally and remain reasonably priced—those companies left behind in the boom of 1999 and early 2000. We believe many of these companies have the potential to offer investors high returns, even in an economic environment with slow growth.

We believe performance in 2001 will depend heavily on stock selection. Valuations and the presence of a catalyst for earnings growth will be critically important. We believe our discipline, using fundamental analysis in our independent research, should be an advantage. We think this is an environment in which we can do well.

EVERGREEN
Select Strategic Growth Fund
Fund at a Glance as of December 31, 2000

PORTFOLIO PROFILE

Philosophy

Evergreen Select Strategic Growth Fund is a growth-style equity product that emphasizes large and mid-sized U.S. companies. We believe that superior long-term returns can be achieved through a disciplined approach of investing in stocks with excellent historical and potential future earnings prospects.

Process

The Fund is managed by three investment professionals who utilize a unique blend of quantitative and qualitative fundamental analysis. This bottom-up stock selection process is research-intensive and identifies companies which exhibit strong current fundamentals, histories of superior earnings/dividend growth and rising earnings expectations.

Benchmark

Russell 1000 Growth Index
(Russell 1000 Growth)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior 11/24/1997 the returns for Classes I and IS are based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/31/1994	Class I	Class IS
Class Inception Date	11/24/1997	2/27/1998

6-month returns	-14.78%	-14.90%

Average Annual Returns

1 year	-8.19%	-8.43%

5 years	23.96%	23.63%

Since Portfolio Inception	26.22%	25.88%

6-month income dividends per share	$0.10	$0.04

6-month capital gain distributions per share	$11.24	$11.24

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Growth Fund Class I1 , the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I and IS shares are available only to institutional shareholders with a minimum $1 million investment.

The Fund’s investment objective is non-fundamental and may be changed without a vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and is subject to change.

EVERGREEN
Select Strategic Growth Fund
Portfolio Manager Commentary

Portfolio Management Team

W. Shannon Reid has co-managed the Fund since January 1995. Mr. Reid has been with FUNB since October 1988 as a Senior Vice President and portfolio manager.

David M. Chow has co-managed the Fund since September 1998. From September 1994 until he joined EIAM, he was an investment associate/portfolio manager for FUNB’s Investment Advisors Group.

Jay Zelko has co-managed the Fund since June 2000. Mr. Zelko joined FUNB in April 1994 and is an equity portfolio manager. He maintains sector analytical and portfolio management responsibilities.

David M. Chow, CFA

W. Shannon Reid, CFA

Jay Zelko

Performance

For the six-month period ended December 31, 2000, the Evergreen Select Strategic Growth Fund Class I shares returned –14.78%. This performance outpaced the Fund’s benchmark, the Russell 1000 Growth Index, which returned -25.58% for the same period.

Portfolio Characteristics (as of 12/31/2000)

Total Net Assets	$790,112,710

Number of Holdings	66

P/E Ratio	43.1x

Environment

The decline in the equity markets over the past six months reflects investor uncertainty of future economic growth and the possibility of a recession. Evidence of an economic slowdown was confirmed late in the fourth quarter as an increasing number of companies announced that they were not able to meet earnings expectations.

Top Five Sectors (as a percentage of 12/31/2000 net assets)

Information Technology	36.7%

Health Care	17.7%

Industrials	15.9%

Financials	6.1%

Consumer Staples	5.1%

EVERGREEN Select Strategic Growth Fund
Portfolio Manager Commentary

Strategy

The Fund’s management team operates under the principle that positive investment returns can be achieved by maintaining a diversified portfolio of established companies which will deliver superior and sustainable earnings growth. Our investment process employs a combination of quantitative and qualitative investment analysis that identifies companies with a history of strong, stable earnings growth, strong current business fundamentals and rising earnings expectations.

By adhering to our principles, we were able to outperform our benchmark throughout market difficulties. Our health care sector was overweighted in health care services, which was one of the best performing industries for the period. Specifically, these providers are experiencing improving pricing and admission trends. Issues that were among the Fund’s best performers were HCA, Tenet Healthcare, Wellpoint and Quest Diagnostics.

In technology, the Fund was underweighted but emphasized storage and software stocks. Storage continues to exhibit strong demand as data storage accelerates with the growth of internet and businesses adopting the web to lower their operating costs and to reach their customers and suppliers. During the last six months, our storage winner was Brocade.

Regarding software, the Fund saw strong performances in web enablers such as Bea Systems, Mercury Interactive and Check Point Software. Our discipline also de-emphasized commodity-oriented and PC-related companies, which saw dramatic stock price declines that were accompanied by deteriorating business fundamentals. In consumer staples, Philip Morris and Anheuser-Bush continued to show improving profit trends. Philip Morris stock appreciated 65% for this six-month period. In finance, we added Fannie Mae and Freddie Mac, where strong housing trends and a high quality loan portfolio were favored by investors in lieu of banks and brokers, whose fortunes are tied to the capital markets.

Top Ten Holdings
(as a percentage of 12/31/2000 net assets)

General Electric Co.	8.0%

Pfizer, Inc.	5.5%

Cisco Systems, Inc.	4.9%

EMC Corp.	4.0%

Microsoft Corp.	3.5%

Merck & Co., Inc.	3.4%

Brocade Communications Systems, Inc.	2.4%

Philip Morris Companies, Inc.	2.1%

Tosco Corp.	1.8%

Sun Microsystems, Inc.	1.7%

Outlook

The market’s recent pull back provides us with the opportunity to accumulate the equity of leading companies whose value added services/products are the building blocks of the current economy.

As we enter into the new year, we believe the Federal Reserve Board will be more accommodating in its monetary policy by lowering interest rates. We believe a lower interest rate environment and a re-accelerating economy should prove to be beneficial for growth investors.

EVERGREEN
Select Strategic Value Fund
Fund at a Glance as of December 31, 2000

PORTFOLIO PROFILE

Philosophy

Evergreen Select Strategic Value Fund is a value-style equity product which emphasizes large and mid-capitalization U.S. companies. This philosophy holds that stocks, over time, can become mispriced relative to their true value and that attractive opportunities can be identified through a combination of quantitative analysis and rigorous fundamental research.

Process

Following the initial screen by our proprietary model which determines that a stock is selling at a reasonable valuation level, the Strategic Value Team employs a labor intensive research effort in order to dig deep for clues to uncover value. Qualitative factors which are analyzed include industry leadership, quality of management, the company’s current competitive position and future earnings prospects.

Benchmark

Russell 1000 Value Index
Russell 1000 Value)

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares pay no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/31/1981	Class I	Class IS
Class Inception Date	11/24/1997	3/11/1998

6-month returns	11.01%	10.83%

Average Annual Returns

1 year	4.85%	4.53%

5 years	15.08%	14.80%

10 years	16.24%	15.96%

6-month income dividends per share	$1.51	$1.18

6-month capital gain distributions per share	$2.82	$2.82

LONG TERM GROWTH

Comparison of the change in value of a $1,000,000 investment in Evergreen Select Strategic Value Fund Class I1 , the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The Russell 1000 Value is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I and IS shares are available only to institutional shareholders with a minimum $1 million investment.

The Fund’s investment objective is non-fundamental and may be changed without a vote of the Fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and is subject to change.

EVERGREEN
Select Strategic Value Fund
Portfolio Manager Commentary

Portfolio Management

Timothy E. O’Grady has managed the Fund since December 1991. Mr. O’Grady is a Senior Vice President and senior portfolio manager. Mr. O’Grady joined FUNB in November 1986 as a portfolio manager.

C. Thomas Meisse has co-managed the Fund since 1998. Mr. Meisse joined EIAM in September 1977 as an analyst and became a senior portfolio within the Strategic Value Team in September 1998.

John E. Grey has co-managed the Fund since July 1995. Mr. Grey is a Senior Vice President who joined FUNB in April 1992. as a portfolio manager and became a senior portfolio manager within the Strategic Value Team in 1997.

J. Frederick Meinke has co-managed the Fund since October 2000. Mr. Meinke joined EIAM in 1995 as an analyst and became a senior research analyst within the Strategic Value Team in 2000.

Portfolio Management
Timothy E. O’Grady	C. Thomas Meisse, CFA
John E. Grey, CFA	J. Frederick Meinke

Performance

For the six-month period ended December 31, 2000, the Evergreen Select Strategic Value Fund Class I shares returned 11.01%. This performance slightly underperformed the Fund’ s benchmark, the Russell 1000 Value Index, which returned 11.74% for the same period.

Portfolio Characteristics (as of 12/31/2000)

Total Net Assets	$843,360,482

Number of Holdings	51

P/E Ratio	20.6x

Environment

We believe the growth side of the equity market has been overvalued for some time and cannot go on indefinitely. It was precisely in the excesses of the growth stage that there was a disconnect—everything was going up but so were the risks. One of the cardinal rules of Wall Street is that, sooner or later, greed must be converted to fear. In our view, the conversion process was three-fold. First, there was a realization of growth’s increased valuation risk relative to value stocks. Second, perceptions changed, or were lowered, towards the growth opportunities of many new economy companies, principally, the dot-coms. Investors justified their purchases by applying new valuation measures and citing the immeasurable growth potential for the group. Third, the Federal Reserve injected a wave of liquidity into the financial markets in the fall of 1998 due to the financial crisis in Russia and in the fall of 1999 due to Y2K fears. Since then, the Federal Reserve Board has been reigning in liquidity to an investor class that was addicted to it.

EVERGREEN
Select Strategic Value Fund
Portfolio Manager Commentary

The focus is back again on monetary policy, as earnings have not been able to move the equity market. Slower economic growth is beginning to be translated into weaker corporate earnings. In fact, corporate earnings momentum continues to decelerate from its first quarter 2000 peak. The equity market expected the Federal Reserve Board to ease monetary policy and lower interest rates, which it recently did, in response to unsatisfactory lower growth. The question has now become not “if,” but to what “degree.” The future direction of the equity market is highly dependent on monetary policy. Prospective Federal Reserve Board easing has historically created a favorable investment environment. The correction in this past year ’s equity market is due to a contraction in price/earnings multiples, as earnings growth has been positive but slowing on a relative basis. The consensus assumption on interest rates represents a favorable potential for price/earnings multiples on stocks. However, the other key element, earnings, is much more suspect, that is, unless one can conclusively judge the rate of earnings deceleration.

Top Five Sectors (as a percentage of 12/31/2000 net assets)

Financials	25.7%

Energy	15.2%

Telecommunication Services	12.7%

Consumer Discretionary	11.3%

Health Care	8.6%

Strategy

The Fund’s performance edge over the past six and twelve months can be found in three areas: energy, communication services and consumer staples. Regarding energy, our decision to overweight the group proved correct, as did security selection. We believe that earnings visibility for the energy complex is likely to rise relative to other sectors and price earnings multiples would likely expand. We continue to believe opportunity exists in the sector, particularly in natural gas. From a valuation perspective, relative price earnings multiples for the energy area remain at an all time low.

With respect to the utility sector, our positioning in communication services rewarded the Fund’s results. In terms of consumer staples, Philip Morris was clearly the largest single contributor to the Fund’s return. The Fund’s positioning in health care served to enhance performance during the quarter, the Fund carried a slight overweighting relative to its benchmark in this sector. Our belief was drug stock multiples would expand to the upper end of their range, as relative earnings would provide the next leg of outperformance. This strategy proved correct. We believe, in a potentially decelerating profits environment, our holdings within the consumer staple and health care sectors will deliver on the twin attributes of earnings consistency and quality.

Repositioning in financial services also added to results during the period. Selected adjustments were made during the second half of 2000, which proved beneficial to results. Specifically, Fannie Mae and Freddie Mac were introduced to the portfolio. Our emphasis was to minimize earnings risk, as the asset quality cycle loomed uncertain. This modified approach proved correct and additive to performance results.

EVERGREEN
Select Strategic Value Fund
Portfolio Manager Commentary

Top Ten Holdings (as a percentage of 12/31/2000 net assets)

Exxon Mobil Corp.	4.4%

Wells Fargo Co.	4.2%

Philip Morris Companies, Inc.	3.9%

Merrill Lynch & Co., Inc.	3.1%

Adelphia Communications Corp., Cl. A	2.8%

Citigroup, Inc.	2.7%

Verizon Communications	2.7%

The Williams Companies, Inc.	2.7%

Burlington Resources, Inc.	2.7%

Chase Manhattan Corp.	2.6%

Outlook

Our sense is higher stock prices lie in the intermediate term future. We suspect the equity market in general and growth in particular, may have to go lower before they move higher. The year 2001 may be the initial year of a more balanced or “average” year for equity prices. Average, however, is not insignificant given an 11.0% long-term return for equities in the current inflation environment. Moreover, equilibrium should be restored between value and growth, but likely favoring value through year-end 2001. The risk reward framework still favors value over growth, in our opinion.

EVERGREEN
Select Balanced Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999	1998 (a)

CLASS I SHARES

Net asset value, beginning of period	$ 15.10	$ 13.56	$ 13.39	$ 12.58

Income from investment operations

Net investment income	0.24	0.44	0.46	0.16

Net realized and unrealized gains or losses on securities	(0.83)	2.09	0.27	0.81

Total from investment operations	(0.59)	2.53	0.73	0.97

Distributions to shareholders from

Net investment income	(0.27)	(0.46)	(0.42)	(0.16)

Net realized gains	(1.99)	(0.53)	(0.14)	0

Total distributions to shareholders	(2.26)	(0.99)	(0.56)	(0.16)

Net asset value, end of period	$ 12.25	$ 15.10	$ 13.56	$ 13.39

Total return	(4.98%)	19.52%	5.70%	7.76%

Ratios and supplemental data

Net assets, end of period (thousands)	$549,347	$601,453	$658,733	$723,850

Ratios to average net assets
Expenses‡	0.62%†	0.65%	0.69%	0.70%†

Net investment income	3.02%†	3.04%	3.47%	2.80%†

Portfolio turnover rate	88%	163%	60%	37%

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999	1998 (b)

CLASS IS SHARES

Net asset value, beginning of period	$15.14	$13.59	$13.42	$13.34

Income from investment operations

Net investment income	0.28	0.43	0.35	0.07

Net realized and unrealized gains or losses on securities	(0.89)	2.08	0.35	0.09

Total from investment operations	(0.61)	2.51	0.70	0.16

Distributions to shareholders from

Net investment income	(0.25)	(0.43)	(0.39)	(0.08)

Net realized gains	(1.99)	(0.53)	(0.14)	0

Total distributions to shareholders	(2.24)	(0.96)	(0.53)	(0.08)

Net asset value, end of period	$12.29	$15.14	$13.59	$13.42

Total return	(5.08%)	19.23%	5.43%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,188	$1,039	$ 405	$ 215

Ratios to average net assets
Expenses‡	0.86%†	0.89%	0.93%	0.95%†

Net investment income	2.84%†	2.74%	3.35%	2.58%†

Portfolio turnover rate	88%	163%	60%	37%

(a)	For the period from January 22, 1998 (commencement of class operations) to June 30, 1998.

(b)	For the period from April 9, 1998 (commencement of class operations) to June 30, 1998.

†	Annualized

‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

See Combined Notes to Financial Statements.

EVERGREEN
Select Core Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999	1998 (a)

CLASS I SHARES

Net asset value, beginning of period	$ 89.37	$ 92.30	$ 92.59	$ 82.97

Income from investment operations

Net investment income	0.23	0.41	0.72	0.51

Net realized and unrealized gains or losses on securities	(9.24)	6.16	7.51	9.62

Total from investment operations	(9.01)	6.57	8.23	10.13

Distributions to shareholders from

Net investment income	(0.23)	(0.40)	(0.69)	(0.51)

Net realized gains	(3.15)	(9.10)	(7.83)	0

Total distributions to shareholders	(3.38)	(9.50)	(8.52)	(0.51)

Net asset value, end of period	$ 76.98	$ 89.37	$ 92.30	$ 92.59

Total return	(10.30%)	7.71%	9.82%	12.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$2,099,077	$2,485,896	$1,913,483	$1,952,436

Ratios to average net assets
Expenses‡	0.70%†	0.70%	0.67%	0.70%†

Net investment income	0.45%†	0.47%	0.83%	0.96%†

Portfolio turnover rate	20%	42%	55%	22%

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999	1998 (b)

CLASS IS SHARES

Net asset value, beginning of period	$ 83.19	$ 86.54	$ 87.33	$ 80.21

Income from investment operations

Net investment income	0.11	0.19	0.48	0.27

Net realized and unrealized gains or losses on securities	(8.63)	5.75	7.02	7.16

Total from investment operations	(8.52)	5.94	7.50	7.43

Distributions to shareholders from

Net investment income	(0.09)	(0.19)	(0.46)	(0.31)

Net realized gains	(3.15)	(9.10)	(7.83)	0

Total distributions to shareholders	(3.24)	(9.29)	(8.29)	(0.31)

Net asset value, end of period	$ 71.43	$ 83.19	$ 86.54	$ 87.33

Total return	(10.44%)	7.45%	9.53%	9.27%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 60,012	$ 52,699	$ 30,240	$ 18,244

Ratios to average net assets
Expenses‡	0.95%†	0.95%	0.92%	0.95%†

Net investment income	0.20%†	0.21%	0.56%	0.60%†

Portfolio turnover rate	20%	42%	55%	22%

(a)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b)	For the period from February 4, 1998 (commencement of class operations) to June 30, 1998.
†	Annualized.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

See Combined Notes to Financial Statements.

EVERGREEN
Select Secular Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999 (a)

CLASS I SHARES

Net asset value, beginning of period	$ 146.44	$ 99.99	$100.00

Income from investment operations

Net investment income (loss)	(0.07)	(0.35)	0.15

Net realized and unrealized gains or losses on securities	(35.47)	50.07	(0.01)

Total from investment operations	(35.54)	49.72	0.14

Distributions to shareholders from

Net investment income	(0.01)	0	(0.15)

Net realized gains	(25.14)	(3.27)	0

Total distributions to shareholders	(25.15)	(3.27)	(0.15)

Net asset value, end of period	$ 85.75	$ 146.44	$ 99.99

Total return	(26.59%)	50.60%	0.14%

Ratios and supplemental data

Net assets, end of period (thousands)	$676,252	$917,548	$40,128

Ratios to average net assets
Expenses‡	0.70%†	0.71%	0.71%†

Net investment income (loss)	(0.11%)†	(0.24%)	0.18%†

Portfolio turnover rate	44%	137%	65%

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999 (a)

CLASS IS SHARES

Net asset value, beginning of period	$145.98	$ 99.95	$100.00

Income from investment operations

Net investment income (loss)	(0.05)	(0.45)	0.21

Net realized and unrealized gains or losses on securities	(35.50)	49.75	(0.15)

Total from investment operations	(35.55)	49.30	0.06

Distributions to shareholders from

Net investment income	0	0	(0.11)

Net realized gains	(25.14)	(3.27)	0

Total distributions to shareholders	(25.14)	(3.27)	(0.11)

Net asset value, end of period	$ 85.29	$145.98	$ 99.95

Total return	(26.68%)	50.19%	0.06%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 1,915	$ 1,212	$ 1

Ratios to average net assets
Expenses‡	0.96%†	0.97%	0.96%†

Net investment income (loss)	(0.38%)†	(0.53%)	0.63%†

Portfolio turnover rate	44%	137%	65%

(a)	For the period from February 26, 1999 (commencement of class operations) to June 30, 1999.
†	Annualized.
‡	Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

See Combined Notes to Financial Statements.

EVERGREEN
Select Small Cap Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,			Year Ended February 28,		Year Ended June 30, 1996 (c)
		2000	1999	1998 (a)	1998 #	1997 (b)#

CLASS I SHARES

Net asset value, beginning of period	$ 22.76	$ 13.65	$ 13.12	$ 13.23	$ 11.28	$11.65	$10.00

Income from investment operations

Net investment loss	(0.02)	(0.07)	(0.08)	(0.03)	(0.06)	(0.04)	(0.03)

Net realized and unrealized gains or losses on securities	(4.77)	9.18	0.63	(0.08)	2.48	(0.16)	1.68

Total from investment operations	(4.79)	9.11	0.55	(0.11)	2.42	(0.20)	1.65

Distributions to shareholders from net realized gains	(3.56)	0	(0.02)	0	(0.47)	(0.17)	0

Net asset value, end of period	$ 14.41	$ 22.76	$ 13.65	$ 13.12	$ 13.23	$11.28	$11.65

Total return	(21.68%)	66.74%	4.22%	(0.83%)	21.67%	(1.75%)	16.50%

Ratios and supplemental data

Net assets, end of period (thousands)	$147,683	$159,444	$70,114	$69,283	$47,524	$2,888	$2,446

Ratios to average net assets
Expenses‡	0.85%†	0.93%	1.02%	1.01%†	0.92%	1.00%†	1.00%†

Net investment loss	(0.27%)†	(0.42%)	(0.68%)	(0.62%)†	(0.48%)	(0.57%)†	(0.45%)†

Portfolio turnover rate	145%	312%	165%	54%	166%	123%	57%

(a)	For the period from March 1, 1998 to June 30, 1998. The Fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.
(b)	For the period from July 1, 1996 to February 28, 1997. The Fund changed its fiscal year end from June 30 to February 28, effective February 28, 1997.
(c)	For the period from December 28, 1995 (commencement of class operations) to June 30, 1996.
#	Net investment loss per share is based on average shares outstanding during the period.
†	Annualized.
‡	Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Growth Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999 #	1998 (a)

CLASS I SHARES

Net asset value, beginning of period	$ 52.48	$ 41.94	$ 38.41	$ 32.45

Income from investment operations

Net investment income	0.10	0.04	0.08	0.04

Net realized and unrealized gains or losses on securities	(6.60)	18.58	6.80	5.96

Total from investment operations	(6.50)	18.62	6.88	6.00

Distributions to shareholders from

Net investment income	(0.10)	(0.03)	(0.09)	(0.04)

Net realized gains	(11.24)	(8.05)	(3.26)	0

Total distributions to shareholders	(11.34)	(8.08)	(3.35)	(0.04)

Net asset value, end of period	$ 34.64	$ 52.48	$ 41.94	$ 38.41

Total return	(14.78%)	52.26%	19.22%	18.53%

Ratios and supplemental data

Net assets, end of period (thousands)	$768,985	$817,618	$481,119	$321,532

Ratios to average net assets
Expenses‡	0.73%†	0.72%	0.72%	0.72%†

Net investment income	0.39%†	0.80%	0.24%	0.19%†

Portfolio turnover rate	91%	152%	155%	80%

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999 #	1998 (b)

CLASS IS SHARES

Net asset value, beginning of period	$ 52.21	$ 41.83	$ 38.36	$ 36.10

Income from investment operations

Net investment income (loss)	0.06	(0.05)	0.04	(0.08)

Net realized and unrealized gains or losses on securities	(6.60)	18.48	6.73	2.34

Total from investment operations	(6.54)	18.43	6.77	2.26

Distributions to shareholders from

Net investment income	(0.04)	0	(0.04)	0

Net realized gains	(11.24)	(8.05)	(3.26)	0

Total distributions to shareholders	(11.28)	(8.05)	(3.30)	0

Net asset value, end of period	$ 34.39	$ 52.21	$ 41.83	$ 38.36

Total return	(14.90%)	51.87%	18.88%	6.29%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 21,127	$ 23,719	$ 12,650	$ 2,373

Ratios to average net assets
Expenses‡	0.98%†	0.97%	0.97%	0.97%†

Net investment income (loss)	0.15%†	(0.17%)	(0.03%)	(0.27%)†

Portfolio turnover rate	91%	152%	155%	80%

(a)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b)	For the period from February 27, 1998 (commencement of class operations) to June 30, 1998.
†	Annualized.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
#	Net investment income is based on average shares outstanding during the period.

See Combined Notes to Financial Statements.

EVERGREEN
Select Strategic Value Fund
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999	1998 (a)

CLASS I SHARES

Net asset value, beginning of period	$ 213.13	$ 237.17	$ 226.02	$ 203.35

Income from investment operations

Net investment income	1.50	2.47	3.31	1.60

Net realized and unrealized gains or losses on securities	22.03	(19.42)	15.66	22.67

Total from investment operations	23.53	(16.95)	18.97	24.27

Distributions to shareholders from

Net investment income	(1.51)	(2.90)	(2.93)	(1.60)

Net realized gains	(2.82)	(4.19)	(4.89)	0

Total distributions to shareholders	(4.33)	(7.09)	(7.82)	(1.60)

Net asset value, end of period	$ 232.33	$ 213.13	$ 237.17	$ 226.02

Total return	11.01%	(7.33%)	8.85%	11.95%

Ratios and supplemental data

Net assets, end of period (thousands)	$834,922	$750,470	$530,995	$287,194

Ratios to average net assets
Expenses‡	0.75%†	0.75%	0.71%	0.75%†

Net investment income	1.10%†	1.14%	1.61%	1.26%†

Portfolio turnover rate	20%	31%	41%	12%

	Six Months Ended December 31, 2000 (Unaudited)	Year Ended June 30,
		2000	1999	1998 (b)

CLASS IS SHARES

Net asset value, beginning of period	$ 213.16	$ 237.23	$ 226.04	$ 223.08

Income from investment operations

Net investment income	1.17	1.93	2.87	0.61

Net realized and unrealized gains or losses on securities	21.93	(19.45)	15.62	3.13

Total from investment operations	23.10	(17.52)	18.49	3.74

Distributions to shareholders from

Net investment income	(1.18)	(2.36)	(2.41)	(0.78)

Net realized gains	(2.82)	(4.19)	(4.89)	0

Total distributions to shareholders	(4.00)	(6.55)	(7.30)	(0.78)

Net asset value, end of period	$ 232.26	$ 213.16	$ 237.23	$ 226.04

Total return	10.83%	(7.56%)	8.60%	1.68%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 8,438	$ 6,724	$ 1,810	$ 1,327

Ratios to average net assets
Expenses‡	1.00%†	1.00%	0.96%	1.00%†

Net investment income	0.84%†	0.87%	1.34%	0.93%†

Portfolio turnover rate	20%	31%	41%	12%

(a)	For the period from November 24, 1997 (commencement of class operations) to June 30, 1998.
(b)	For the period from March 11, 1998 (commencement of class operations) to June 30, 1998.
†	Annualized.
‡	The ratio of expenses to average net assets includes fee waivers and excludes expense redutions.

See Combined Notes to Financial Statements.

EVERGREEN
Select Balanced Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – 15.6%

CONSUMER DISCRETIONARY – 1.6%

Hotels, Restaurants & Leisure – 0.3%
MGM Mirage, Inc., 8.50%, 09/15/2010	BBB-	$1,500,000	$ 1,546,332

Household Durables – 0.6%
Stanley Works, 7.375%, 12/15/2002	A	3,299,000	3,380,073

Media – 0.3%
Comcast Cable Communications, 6.20%, 11/15/2008	BBB	1,500,000	1,428,000

Multi-line Retail – 0.4%
Wal-Mart Stores, Inc.:
6.875%, 08/10/2009	AA	1,430,000	1,497,768
8.625%, 04/01/2001	AA	1,000,000	1,005,510

			2,503,278

CONSUMER STAPLES – 1.6%

Beverages – 0.4%
Coca-Cola Co., 6.00%, 07/15/2003	A+	750,000	746,576
Diageo Capital Plc, 6.125%, 08/15/2005	A+	1,500,000	1,492,046

			2,238,622

Food Products – 1.0%
Archer Daniels Midland Co., 7.50%, 03/15/2027	A+	1,250,000	1,223,448
General Mills, Inc., Ser. B, 9.00%, 12/20/2002	A-	3,836,000	4,031,866

			5,255,314

Household Products – 0.2%
Procter & Gamble Co., 6.875%, 09/15/2009	AA	1,300,000	1,360,971

ENERGY – 1.5%

Energy Equipment & Services – 0.9%
Calenergy, Inc., 7.52%, 09/15/2008	BBB-	5,000,000	5,102,730

Oil & Gas – 0.6%
Conoco, Inc., 6.35%, 04/15/2009	A-	1,500,000	1,493,946
Phillips Petroleum Co., 8.75%, 05/25/2010	BBB	1,500,000	1,716,051

			3,209,997

FINANCIALS – 6.4%

Banks – 1.9%
Bank of America Corp., 6.75%, 03/15/2003	A	2,302,000	2,330,061
FleetBoston Financial Corp., 7.375%, 12/01/2009	A-	1,250,000	1,291,750
Hartford Financial Services Group, Inc., 7.90%, 06/15/2010	A	1,250,000	1,347,785
International Bank For Reconstruction & Development, MTN, 7.95%, 05/15/2016	Aaa	2,110,000	2,495,514
NationsBank Corp., 7.625%, 04/15/2005	A	1,400,000	1,453,602
Norwest Corp., MTN, 6.20%, 12/01/2005	A+	500,000	496,165
Republic New York Corp., 8.25%, 11/01/2001	A	500,000	507,423
United States Bancorp, 6.75%, 10/15/2005	A-	500,000	502,942

			10,425,242

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – continued

Diversified Financials – 4.0%
Chrysler Financial Corp., 6.95%, 03/25/2002	A	$ 500,000	$ 505,128
Dean Witter, Discover & Co., 6.75%, 10/15/2013	AA-	4,220,000	4,086,015
Ford Motor Credit Co.:
6.125%, 04/28/2003	A	965,000	956,889
7.50%, 01/15/2003	A	500,000	509,141
GE Capital Corp., MTN, Ser. A, 8.75%, 03/14/2003	AAA	4,200,000	4,439,283
GMAC, 7.50%, 07/15/2005	A	1,000,000	1,024,840
Goldman Sachs Group, Inc., 7.80%, 01/28/2010	A+	1,500,000	1,579,995
Household Finance Corp., 8.25%, 02/15/2005	A	1,300,000	1,375,204
Jet Equipment Trust, Ser. A10, 9.41%, 06/15/2010	NR	5,219,346	5,734,829
Nisource Finance Corp., 7.625%, 11/15/2005 144A	BBB	1,530,000	1,591,876

			21,803,200

Insurance – 0.5%
Liberty Financial Cos., Inc., 7.625%, 11/15/2028	A-	3,500,000	2,995,163

INDUSTRIALS – 2.3%

Aerospace & Defense – 0.3%
Lockheed Martin Corp., 7.25%, 05/15/2006	BBB-	1,500,000	1,555,965

Airlines – 0.3%
Continental Airlines Pass Through Certificates, Ser. 1998-1 Class A, 6.648%, 09/15/2017	AA+	1,411,443	1,384,886

Automobiles – 0.6%
General Motors Corp., 6.75%, 05/01/2028	A	3,750,000	3,295,762

Commercial Services & Supplies – 0.2%
Waste Management, Inc., 8.75%, 05/01/2018	BBB	1,074,000	1,040,152

Paper & Forest Products – 0.9%
Donohue Forest Products, Inc., 7.625%, 05/15/2007	BBB-	5,000,000	5,138,640

MATERIALS – 1.0%

Chemicals – 1.0%
Dow Chemical Co., 8.625%, 04/01/2006	A	3,836,000	4,226,739
Du Pont (E.I.) De Nemours & Co., 8.50%, 02/15/2003	AA-	1,000,000	1,003,896

			5,230,635

TELECOMMUNICATION SERVICES – 0.4%

Communications Equipment – 0.1%
Ameritech Capital Funding Corp., 6.55%, 01/15/2028	AA-	925,000	831,011

Diversified Telecommunication Services – 0.3%
Pacific Bell, 7.125%, 03/15/2026	AA-	1,570,000	1,513,302

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

UTILITIES – 0.8%

Gas Utilities – 0.8%
Coastal Corp., 7.625%, 09/01/2008	BBB	$ 1,300,000	$ 1,353,043
El Paso Energy Corp., 8.05%, 10/15/2030	BBB	1,365,000	1,438,991
Sonat, Inc., 7.625%, 07/15/2011	BBB	1,700,000	1,764,600

			4,556,634

Total Corporate Bonds (cost $87,608,610)			85,795,909

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 7.0%
FHLMC:
6.625%, 09/15/2009	AAA	6,580,000	6,851,372
7.00%, 02/15/2003	Aaa	15,680,000	16,123,352
FNMA:
6.25%, 05/15/2029	Aaa	6,150,000	6,201,912
7.125%, 03/15/2007	Aaa	8,595,000	9,181,437

Total U.S. Government & Agency Obligations (cost $36,726,218)			38,358,073

U.S. TREASURY OBLIGATIONS – 19.6%
U.S. Treasury Bonds:
6.25%, 05/15/2030	AAA	13,030,000	14,550,849
7.625%, 02/15/2007	AAA	7,270,000	7,427,330
7.875%, 02/15/2021	AAA	13,510,000	17,211,429
8.875%, 08/15/2017	AAA	3,578,000	4,860,606
9.125%, 05/15/2018	AAA	5,828,000	8,130,742
11.75%, 11/15/2014	AAA	8,880,000	12,872,537
12.00%, 08/15/2013	AAA	6,450,000	9,107,606
U.S. Treasury Notes:
6.25%, 02/15/2003	AAA	7,840,000	8,010,191
6.625%, 04/30/2002	AAA	6,450,000	6,553,813
6.875%, 05/15/2006	AAA	5,915,000	6,401,603
7.50%, 02/15/2005	AAA	12,080,000	13,141,892

Total U.S. Treasury Obligations (cost $103,826,770)			108,268,598

YANKEE OBLIGATIONS-CORPORATE – 1.0%

ENERGY – 0.3%

Oil & Gas – 0.3%
Norcen Energy Resources, Ltd., 7.80%, 07/02/2008	BBB+	1,500,000	1,575,195

FINANCIALS – 0.2%

Diversified Financials – 0.2%
CIT Holdings LLC, 7.125%, 12/17/2003	A+	1,300,000	1,305,334

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE – continued

INDUSTRIALS – 0.5%

Industrial Conglomerates – 0.2%
Tyco International Group SA, 6.125%, 11/01/2008	A-	$1,250,000	$1,202,064

Paper & Forest Products – 0.3%
Abitibi Consolidated, Inc., 7.50%, 04/01/2028	BBB-	1,500,000	1,224,627

Total Yankee Obligations – Corporate (cost $5,201,207)			5,307,220

YANKEE OBLIGATIONS – GOVERNMENT – 1.0%
Ontario, Canada:
5.50%, 10/01/2008	AA-	1,805,000	1,746,218
7.75%, 06/04/2002	AA-	3,836,000	3,932,644

Total Yankee Obligations – Government (cost $5,737,291)			5,678,862

	Shares

COMMON STOCKS – 53.0%

CONSUMER DISCRETIONARY – 2.9%

Hotels, Restaurants & Leisure – 0.4%
Brinker International, Inc. *	51,250	2,165,313

Media – 0.9%
Omnicom Group, Inc.	22,100	1,831,537
Time Warner, Inc.	65,050	3,398,212

		5,229,749

Multi-line Retail – 0.5%
Sears, Roebuck & Co.	78,450	2,726,137

Specialty Retail – 1.1%
RadioShack Corp.	86,925	3,721,477
Talbots, Inc.	46,125	2,104,453

		5,825,930

CONSUMER STAPLES – 2.8%

Beverages – 0.5%
Anheuser Busch Companies, Inc.	66,900	3,043,950

Food & Drug Retailing – 0.5%
CVS Corp.	42,425	2,542,848

Personal Products – 0.6%
Colgate-Palmolive Co.	55,000	3,550,250

Tobacco – 1.2%
Philip Morris Companies, Inc.	148,350	6,527,400

ENERGY – 2.2%

Oil & Gas – 2.2%
Barrett Resources Corp. *	53,400	3,033,788
EOG Resources, Inc.	69,000	3,773,437
Tosco Corp.	161,350	5,475,816

		12,283,041

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – 3.4%

Diversified Financials – 1.5%
Fannie Mae	57,050	$ 4,949,088
Freddie Mac	49,125	3,383,484

		8,332,572

Insurance – 1.9%
AMBAC Financial Group, Inc.	48,300	2,816,494
American International Group, Inc.	34,875	3,437,367
MGIC Investment Corp.	62,075	4,186,183

		10,440,044

HEALTH CARE – 9.9%

Health Care Equipment & Supplies – 0.8%
Guidant Corp.	81,800	4,412,088

Health Care Providers & Services – 2.9%
HCA-The Healthcare Corp.	95,650	4,209,556
Quest Diagnostics, Inc. *	27,750	3,940,500
Tenet Healthcare Corp.	93,500	4,154,906
Wellpoint Health Networks, Inc., Class A	32,950	3,797,488

		16,102,450

Pharmaceuticals – 6.2%
Bristol-Myers Squibb Co.	44,000	3,253,250
Johnson & Johnson	1	105
Merck & Co., Inc.	110,950	10,387,694
Pfizer, Inc.	364,238	16,754,948
Pharmacia Corp.	57,100	3,483,100

		33,879,097

INDUSTRIALS – 8.8%

Aerospace & Defense – 0.5%
Boeing Co.	41,825	2,760,450

Airlines – 0.7%
Southwest Airlines Co.	123,025	4,125,028

Commercial Services & Supplies – 1.6%
Bea Systems, Inc. *	72,625	4,888,570
Waste Management, Inc.	148,125	4,110,469

		8,999,039

Electrical Equipment – 0.7%
Emerson Electric Co.	49,600	3,909,100

Industrial Conglomerates – 5.3%
General Electric Co.	513,310	24,606,798
Tyco International, Ltd.	78,500	4,356,750

		28,963,548

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – 20.4%

Communications Equipment – 7.2%
Brocade Communications Systems, Inc. *	78,700	$ 7,225,644
Cisco Systems, Inc. *	390,910	14,952,307
Corning, Inc.	97,575	5,153,180
Extreme Networks, Inc. *	84,615	3,310,562
Juniper Networks, Inc. *	24,300	3,063,319
Nortel Networks Corp.	82,530	2,646,118
Redback Networks, Inc. *	83,650	3,429,650

		39,780,780

Computers & Peripherals – 3.8%
EMC Corp. *	186,460	12,399,590
Network Appliance, Inc. *	52,640	3,378,830
Sun Microsystems, Inc. *	185,420	5,168,582

		20,947,002

Electronic Equipment & Instruments – 0.3%
JDS Uniphase Corp. *	44,200	1,842,588

Internet Software & Services – 0.9%
Ariba, Inc. *	45,275	2,427,872
Check Point Software Technologies, Ltd. *	18,575	2,480,923

		4,908,795

Semiconductor Equipment & Products – 2.7%
Analog Devices, Inc. *	34,980	1,790,539
Applied Micro Circuits Corp. *	39,750	2,983,113
Cirrus Logic, Inc. *	61,750	1,157,813
Integrated Device Technology, Inc. *	48,875	1,618,984
LSI Logic Corp. *	113,730	1,943,646
PMC-Sierra, Inc. *	13,440	1,056,720
Transwitch Corp. *	109,625	4,289,078

		14,839,893

Software – 5.5%
I2 Technologies, Inc. *	30,150	1,639,406
Macromedia, Inc. *	52,625	3,196,969
Mercury Interactive Corp. *	32,288	2,913,992
Microsoft Corp. *	246,090	10,674,154
Rational Software Corp. *	119,605	4,657,120
Siebel Systems, Inc. *	64,805	4,382,438
Veritas Software Corp. *	28,775	2,517,812

		29,981,891

EVERGREEN
Select Balanced Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

MATERIALS – 1.2%

Paper & Forest Products – 1.2%
International Paper Co.	80,275	$ 3,276,224
Weyerhaeuser Co.	67,875	3,444,656

		6,720,880

UTILITIES – 1.4%

Electric Utilities – 1.4%
Calpine Corp. *	73,100	3,294,069
Duke Energy Corp.	49,925	4,256,106

		7,550,175

Total Common Stocks (cost $283,493,136 )		292,390,038

SHORT-TERM INVESTMENTS – 4.7%

MUTUAL FUND SHARES – 4.7%
Evergreen Select Money Market Fund ø	19,645,108	19,645,108
Navigator Prime Portfolio p	6,352,420	6,352,420

Total Short-Term Investments (cost $25,997,528)		25,997,528

Total Investments – (cost $548,590,760) – 101.9%		561,796,228
Other Assets and Liabilities – (1.9%)		(10,260,454)

Net Assets – 100.0%		$551,535,774

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Core Equity Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – 97.9%

CONSUMER DISCRETIONARY – 10.0%

Auto Components – 0.4%
Johnson Controls, Inc.	160,000	$ 8,320,000

Automobiles – 0.8%
Ford Motor Co.	715,346	16,765,922

Media – 2.4%
Dow Jones & Co., Inc.	170,000	9,626,250
Time Warner, Inc.	215,000	11,231,600
Valassis Communications, Inc.	425,000	13,414,062
Walt Disney Co.	600,000	17,362,500

		51,634,412

Multi-line Retail – 3.0%
Family Dollar Stores, Inc.	400,000	8,575,000
Target Corp.	500,000	16,125,000
Wal-Mart Stores, Inc.	750,000	39,843,750

		64,543,750

Specialty Retail – 3.4%
Best Buy Co., Inc. *	515,000	15,224,688
Home Depot, Inc.	845,000	38,605,937
Lowe’s Co., Inc.	265,000	11,792,500
Toys “R” Us, Inc. *	500,000	8,343,750

		73,966,875

CONSUMER STAPLES – 8.2%

Beverages – 3.1%
Coca-Cola Co.	900,000	54,843,750
Pepsico, Inc.	250,000	12,390,625

		67,234,375

Food & Drug Retailing – 1.6%
Kroger Co.	390,000	10,554,375
Safeway, Inc.	180,000	11,250,000
SYSCO Corp.	420,000	12,600,000

		34,404,375

Food Products – 1.0%
Ralston Purina Co.	375,000	9,796,875
Sara Lee Corp.	470,000	11,544,375

		21,341,250

Household Products – 0.8%
Procter & Gamble Co.	215,000	16,864,063

EVERGREEN
Select Core Equity Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

CONSUMER STAPLES – continued

Personal Products – 1.7%
Clorox Co.	265,000	$ 9,407,500
Colgate-Palmolive Co.	130,000	8,391,500
Kimberly-Clark Corp.	270,000	19,086,300

		36,885,300

ENERGY – 6.8%
Energy Equipment & Services – 1.7%
Diamond Offshore Drilling, Inc.	315,000	12,600,000
Halliburton Co.	200,000	7,250,000
Schlumberger, Ltd.	125,000	9,992,188
Transocean Sedco Forex, Inc.	160,000	7,360,000

		37,202,188

Oil & Gas – 5.1%
Anadarko Petroleum Corp.	130,000	9,240,400
Chevron Corp.	145,000	12,243,437
Conoco, Inc., Class A	410,000	11,736,250
EOG Resources, Inc.	115,000	6,289,063
Exxon Mobil Corp.	580,000	50,423,750
Tosco Corp.	225,000	7,635,938
TOTAL Fina Elf SA ADR	155,000	11,266,562

		108,835,400

FINANCIALS – 15.4%
Banks – 3.4%
Bank of America Corp.	465,000	21,331,875
Chase Manhattan Corp.	592,500	26,921,719
FleetBoston Financial Corp.	450,710	16,929,794
U.S. Bancorp	260,000	7,588,750

		72,772,138

Diversified Financials – 5.9%
Citigroup, Inc.	700,000	35,743,750
Franklin Resources, Inc.	225,000	8,572,500
Freddie Mac	165,000	11,364,375
Goldman Sachs Group, Inc.	200,000	21,387,500
Merrill Lynch & Co., Inc.	330,000	22,501,875
Morgan Stanley Dean Witter & Co.	360,000	28,530,000

		128,100,000

Insurance – 5.5%
Allmerica Financial Corp.	150,000	10,875,000
Allstate Corp.	300,000	13,068,750
American International Group, Inc.	343,125	33,819,258
Hartford Financial Services Group, Inc.	125,000	8,828,125

EVERGREEN
Select Core Equity Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Insurance – continued
Loews Corp.	100,000	$ 10,356,250
MGIC Investment Corp.	140,000	9,441,250
Radian Group, Inc.	135,000	10,133,437
UnumProvident Corp.	450,000	12,093,750
XL Capital, Ltd., Class A	130,000	11,358,750

		119,974,570

Real Estate – 0.6%
FelCor Lodging Trust, Inc., REIT	280,000	6,702,500
Simon Property Group, Inc. REIT	245,000	5,880,000

		12,582,500

HEALTH CARE – 12.8%

Biotechnology – 1.2%
Amgen, Inc.	405,000	25,894,688

Health Care Equipment & Supplies – 1.3%
Boston Scientific Corp. *	300,000	4,106,250
Guidant Corp.	145,000	7,820,937
Medtronic, Inc.	255,000	15,395,625

		27,322,812

Health Care Providers & Services – 0.9%
Lincare Hldgs., Inc. *	165,000	9,415,313
Tenet Healthcare Corp.	250,000	11,109,375

		20,524,688

Pharmaceuticals – 9.4%
Abbott Laboratories	580,000	28,093,750
Bristol-Myers Squibb Co.	700,000	51,756,250
Glaxo Wellcome Plc, ADR	193,460	10,833,760
Johnson & Johnson	230,200	24,185,387
Mylan Laboratories, Inc.	100,000	2,518,750
Pfizer, Inc.	978,150	44,994,900
Schering-Plough Corp.	405,000	22,983,750
Teva Pharmaceutical Industries, Ltd., ADR	150,000	10,987,500
Watson Pharmaceuticals, Inc. *	110,000	5,630,625

		201,984,672

INDUSTRIALS – 11.0%

Commercial Services & Supplies – 0.7%
Avery Dennison Corp.	200,000	10,975,000
McGraw-Hill Co., Inc.	80,000	4,690,000

		15,665,000

EVERGREEN
Select Core Equity Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INDUSTRIALS – continued

Industrial Conglomerates – 8.9%
General Electric Co.	3,545,000	$169,938,437
Honeywell International, Inc.	450,000	21,290,625

		191,229,062

Machinery – 0.9%
Deere & Co.	90,000	4,123,125
Illinois Tool Works, Inc.	175,000	10,423,438
Tower Automotive, Inc. *	600,000	5,400,000

		19,946,563

Road & Rail – 0.5%

Canadian National Railway Co.	350,000	10,390,625

INFORMATION TECHNOLOGY – 22.7%

Communications Equipment – 6.1%
Adaptec, Inc. *	160,000	1,640,000
Cisco Systems, Inc. *	2,527,186	96,664,864
Commscope, Inc. *	475,000	7,867,188
Comverse Technology, Inc. *	95,000	10,319,375
Lucent Technologies, Inc.	550,000	7,425,000
Tellabs, Inc. *	155,000	8,757,500

		132,673,927

Computers & Peripherals – 4.7%
Compaq Computer Corp.	890,000	13,394,500
Dell Computer Corp. *	670,000	11,683,125
EMC Corp. *	352,000	23,408,000
International Business Machines Corp.	634,000	53,890,000

		102,375,625

Electronic Equipment & Instruments – 1.0%
Amkor Technology, Inc. *	480,000	7,447,500
JDS Uniphase Corp. *	255,000	10,630,312
Rockwell International Corp.	95,000	4,524,375

		22,602,187

Internet Software & Services – 0.6%
America Online, Inc.	345,000	12,006,000

Semiconductor Equipment & Products – 4.7%
Applied Materials, Inc. *		15,084,062
Applied Micro Circuits Corp. *	100,000	7,504,688
Intel Corp.	1,790,000	53,811,875
PMC-Sierra, Inc. *	70,000	5,503,750
Teradyne, Inc. *	270,000	10,057,500
Xilinx, Inc. *	210,000	9,686,250

		101,648,125

EVERGREEN
Select Core Equity Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Software – 5.6%
Computer Associates International, Inc.	165,000	$ 3,217,500
Microsoft Corp. *	1,280,600	55,546,025
Network Associates, Inc. *	440,000	1,842,500
Oracle Corp. *	1,510,000	43,884,375
Veritas Software Corp. *	175,000	15,312,500

		119,802,900

MATERIALS – 2.6%

Chemicals – 1.1%
DuPont (E.I.) De Nemours & Co.	390,800	18,880,525
Praxair, Inc.	125,000	5,546,875

		24,427,400

Containers & Packaging – 0.2%
Sealed Air Corp.	115,000	3,507,500

Metals & Mining – 0.9%
Alcoa, Inc.	425,000	14,237,500
USX United States Steel Group	250,000	4,500,000

		18,737,500

Paper & Forest Products – 0.4%
Bowater, Inc.	175,000	9,865,625

TELECOMMUNICATION SERVICES – 6.2%

Diversified Telecommunication Services – 5.8%
AT&T Corp.	635,000	10,993,437
Centurytel, Inc.	275,000	9,831,250
Qwest Communications International, Inc. *	395,262	16,205,742
SBC Communications, Inc.	510,000	24,352,500
Sprint Corp.	160,000	3,250,000
Telephone & Data Systems, Inc.	95,000	8,550,000
Verizon Communications	690,000	34,586,250
WorldCom, Inc. *	1,300,000	18,281,250

		126,050,429

Wireless Telecommunications Services – 0.4%
Western Wireless Corp., Class A	225,000	8,817,188

UTILITIES – 2.2%

Electric Utilities – 0.9%
AES Corp.	220,000	12,182,500
CMS Energy Corp.	210,000	6,654,375

		18,836,875

Gas Utilities – 1.3%
Enron Corp.	345,000	28,678,126

Total Common Stocks (cost $1,553,198,155)		2,114,414,635

EVERGREEN
Select Core Equity Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS – 6.7%

MUTUAL FUND SHARES – 6.7%
Evergreen Select Money Market Fund ø	50,626,163	$ 50,626,163
Navigator Prime Portfolio p	92,802,308	92,802,308

Total Short-Term Investments (cost $143,428,471)		143,428,471

Total Investments – (cost $1,696,626,626) – 104.6%		2,257,843,106
Other Assets and Liabilities – (4.6%)		(98,754,036)

Net Assets – 100.0%		$2,159,089,070

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Secular Growth Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – 96.0%

CONSUMER DISCRETIONARY – 3.5%

Media – 3.5%
Comcast Corp., Class A	215,500	$ 8,997,125
Time Warner, Inc.	164,000	8,567,360
Viacom, Inc., Class B *	128,400	6,002,700

		23,567,185

CONSUMER STAPLES – 6.4%

Beverages – 3.4%
Anheuser Busch Companies, Inc.	173,000	7,871,500
Pepsico, Inc.	303,000	15,017,437

		22,888,937

Food Products – 1.6%
Hershey Foods Corp.	163,874	10,549,389

Personal Products – 1.4%
Colgate-Palmolive Co.	150,854	9,737,626

FINANCIALS – 20.4%

Banks – 4.5%
Bank of New York Co., Inc.	283,500	15,645,656
Northern Trust Corp.	185,000	15,089,063

		30,734,719

Diversified Financials – 11.2%
American Express Co.	318,249	17,483,804
Brentwood Associates IV *†	1,000,000	1,038
Brentwood Associates VI *†	1,000,000	441,435
Charles Schwab Corp.	264,150	7,495,256
Citigroup, Inc.	345,000	17,616,562
Fannie Mae	111,918	9,708,887
Goldman Sachs Group, Inc.	90,455	9,673,032
Morgan Stanley Dean Witter & Co.	169,500	13,432,875

		75,852,889

Insurance – 4.7%
American International Group, Inc.	145,900	14,380,269
CIGNA Corp.	131,500	17,397,450

		31,777,719

Real Estate – 0.0%
Franklin Capital Associates, LP *†	500,000	29,925

EVERGREEN
Select Secular Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – 11.9%

Biotechnology – 5.4%
Amgen, Inc.	223,500	$ 14,290,031
Applera Corp. – Applied Biosystems Group	139,000	13,074,687
Millennium Pharmaceuticals, Inc. *	148,200	9,169,875

		36,534,593

Health Care Equipment & Supplies – 1.6%
Medtronic, Inc.	184,224	11,122,524

Pharmaceuticals – 4.9%
Eli Lilly & Co.	77,000	7,165,813
Johnson & Johnson	91,900	9,655,244
Merck & Co., Inc.	124,500	11,656,312
Pfizer, Inc.	96,000	4,416,000

		32,893,369

INDUSTRIALS – 5.3%

Commercial Services & Supplies – 2.4%
Bea Systems, Inc. *	246,000	16,558,875

Industrial Conglomerates – 2.9%
General Electric Co.	403,000	19,318,813

INFORMATION TECHNOLOGY – 42.7%

Communications Equipment – 16.4%
Brocade Communications Systems, Inc. *	174,000	15,975,375
Cisco Systems, Inc. *	401,300	15,349,725
Corning, Inc.	325,478	17,189,307
Juniper Networks, Inc. *	112,000	14,119,000
Nokia Corp., ADR	405,100	17,621,850
Redback Networks, Inc. *	195,870	8,030,670
Research In Motion, Ltd. *	215,200	17,216,000
Sycamore Networks, Inc. *	150,123	5,592,082

		111,094,009

Computers & Peripherals – 6.2%
EMC Corp. *	237,000	15,760,500
Network Appliance, Inc. *	214,000	13,736,125
Sun Microsystems, Inc. *	446,000	12,432,250

		41,928,875

Electronic Equipment & Instruments – 1.5%
JDS Uniphase Corp. *	250,000	10,421,875

Internet Software & Services – 6.4%
America Online, Inc.	175,456	6,105,869
Ariba, Inc. *	156,531	8,393,975
Art Technology Group, Inc. *	320,896	9,807,384

EVERGREEN
Select Secular Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued
Internet Software & Services – continued
Exodus Communications, Inc. *	549,600	$ 10,992,000
Inktomi Corp. *	291,200	5,205,200
Intertrust Technologies Corp. *	113,093	381,689
Lifeminders, Inc. *	126,063	441,220
Real Networks, Inc. *	272,300	2,365,606

		43,692,943

Semiconductor Equipment & Products – 4.6%
Applied Micro Circuits Corp. *	294,000	22,063,781
Broadcom Corp. *	110,000	9,240,000

		31,303,781

Software – 7.6%
Adobe Systems, Inc.	78,000	4,538,625
I2 Technologies, Inc. *	200,200	10,885,875
Intuit, Inc. *	203,400	8,021,588
Oracle Corp. *	364,102	10,581,714
Veritas Software Corp. *	148,844	13,023,850
Vitria Technology, Inc. *	549,000	4,254,750

		51,306,402

TELECOMMUNICATION SERVICES – 0.7%

Diversified Telecommunication Services – 0.7%
Metromedia Fiber Network, Inc., Class A *	487,000	4,930,875

UTILITIES – 5.1%

Electric Utilities – 3.9%
AES Corp.	211,000	11,684,125
Calpine Corp. *	332,000	14,960,750

		26,644,875

Gas Utilities – 1.2%

Enron Corp.	99,600	8,279,250

Total Common Stocks (cost $665,325,748 )		651,169,448

SHORT-TERM INVESTMENTS – 31.0%

MUTUAL FUND SHARES – 31.0%
Evergreen Select Money Market Fund ø	20,016,541	20,016,541
Navigator Prime Portfolio p	190,099,215	190,099,215

Total Short-Term Investments (cost $210,115,756)		210,115,756

Total Investments – (cost $875,441,504) – 127.0%		861,285,204
Other Assets and Liabilities – (27.0%)		(183,118,525)

Net Assets – 100.0%		$ 678,166,679

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – 96.1%

CONSUMER DISCRETIONARY – 8.8%

Household Durables – 2.5%
Toll Brothers, Inc. *	41,700	$ 1,704,488
Universal Electronics, Inc. *	132,600	2,047,012

		3,751,500

Internet & Catalog Retail – 1.0%
1-800 Contacts, Inc. *	52,800	1,511,400

Leisure Equipment & Products – 1.2%
Jakks Pacific, Inc. *	196,900	1,796,712

Specialty Retail – 4.1%
Gymboree Corp. *	222,500	3,087,188
Sonic Corp. *	125,550	2,926,884

		6,014,072

CONSUMER STAPLES – 1.3%

Food & Drug Retailing – 1.3%
Whole Foods Market, Inc. *	30,600	1,870,425

ENERGY – 12.3%

Energy Equipment & Services – 3.1%
Cal Dive International, Inc. *	74,500	1,983,563
Patterson Energy, Inc. *	70,400	2,622,400

		4,605,963

Oil & Gas – 9.2%
Basin Exploration, Inc. *	100,400	2,560,200
Chiles Offshore, Inc. *	108,400	2,710,000
Cross Timbers Oil Co.	115,900	3,216,225
Newfield Exploration Co. *	72,300	3,429,731
Triton Energy, Ltd.	52,900	1,587,000

		13,503,156

FINANCIALS – 9.5%

Banks – 1.2%
TCF Financial Corp.	40,000	1,782,500

Insurance – 8.3%
Arthur J. Gallagher & Co.	44,800	2,850,400
Berkley, (W.R.) Corp.	41,300	1,948,844
Brown & Brown, Inc.	54,200	1,897,000
Everest Reinsurance Group, Ltd.	27,200	1,948,200
Mercury General Corp.	83,700	3,672,337

		12,316,781

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – 23.7%

Biotechnology – 6.9%
CuraGen Corp. *	65,900	$ 1,799,894
CV Therapeutics, Inc. *	37,500	2,653,125
Ilex Oncology, Inc. *	59,700	1,570,856
Neurocrine Biosciences, Inc. *	55,100	1,825,187
Trimeris, Inc. *	41,400	2,271,825

		10,120,887

Health Care Equipment & Supplies – 2.8%
Molecular Devices Corp. *	31,000	2,121,563
Novoste Corp. *	74,400	2,046,000

		4,167,563

Health Care Providers & Services – 9.0%
Advance Paradigm, Inc. *	52,800	2,402,400
Apria Healthcare Group, Inc. *	135,200	4,022,200
Priority Healthcare Corp., Class B *	60,600	2,473,238
Province Healthcare Co. *	56,400	2,220,750
Renal Care Group, Inc. *	79,000	2,166,328

		13,284,916

Pharmaceuticals – 5.0%
Cubist Pharmaceuticals, Inc. *	53,300	1,545,700
NPS Pharmaceuticals, Inc. *	42,300	2,030,400
Professional Detailing, Inc. *	14,100	1,491,295
Titan Pharmaceuticals, Inc. *	65,600	2,320,272

		7,387,667

INDUSTRIALS – 11.7%

Aerospace & Defense – 0.8%
M Systems Flash Disk Pioneers, Ltd. *	86,600	1,206,988

Commercial Services & Supplies – 8.0%
Apollo Group, Inc.	125,300	5,766,856
BARRA, Inc. *	53,700	2,530,613
Learning Tree International, Inc. *	70,800	3,504,600

		11,802,069

Industrial Conglomerates – 1.0%
Coorstek, Inc. *	45,300	1,421,287

Marine – 1.9%
Tidewater, Inc.	63,500	2,817,812

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – 25.7%

Communications Equipment – 4.9%
Computer Network Technology *	50,300	$ 1,449,269
New Focus, Inc. *	82,000	2,849,500
Nuance Communications, Inc. *	35,100	1,513,687
SonicWall, Inc. *	90,800	1,475,500

		7,287,956

Computers & Peripherals – 3.8%
QLogic Corp. *	36,013	2,773,001
Rainbow Technologies, Inc. *	176,000	2,783,000

		5,556,001

Electronic Equipment & Instruments – 3.9%
Anaren Microwave, Inc. *	27,100	1,820,781
Caliper Technologies Corp. *	40,300	1,894,100
Sandisk Corp. *	32,800	910,200
Three-Five Systems, Inc. *	64,900	1,168,200

		5,793,281

Internet Software & Services – 1.4%
Netegrity, Inc. *	37,900	2,060,813

IT Consulting & Services – 1.2%
Diamondcluster International, Inc. *	58,900	1,796,450

Semiconductor Equipment & Products – 1.7%
Photon Dynamics, Inc. *	67,800	1,525,500
Zoran Corp. *	60,500	937,750

		2,463,250

Software – 8.8%
Advanced Digital Information Corp.	100,600	2,313,800
Bottomline Technologies, Inc. *	53,300	1,369,144
Clarus Corp. *	119,800	838,600
FileNet Corp. *	98,900	2,695,026
Great Plains Software, Inc. *	37,700	1,774,256
NetIQ Corp. *	20,100	1,756,238
Smartforce Plc *	59,400	2,231,212

		12,978,276

MATERIALS – 2.0%

Metals & Mining – 2.0%
RTI International Metals, Inc.	140,800	2,015,200
Titanium Metals Corp.	140,200	946,350

		2,961,550

EVERGREEN
Select Small Cap Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

TELECOMMUNICATION SERVICES – 1.1%

Wireless Telecommunications Services – 1.1%
Boston Communications Group *	58,300	$ 1,625,113

Total Common Stocks (cost $135,486,764 )		141,884,388

SHORT-TERM INVESTMENTS – 22.5%

MUTUAL FUND SHARES – 22.5%

Evergreen Select Money Market Fund ø	5,784,711	5,784,711
Navigator Prime Portfolio p	27,474,636	27,474,636

Total Short-Term Investments (cost $33,259,347)		33,259,347

Total Investments – (cost $168,746,111) – 118.6%		175,143,735
Other Assets and Liabilities – (18.6%)		(27,460,683)

Net Assets – 100.0%		$147,683,052

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – 95.0%

CONSUMER DISCRETIONARY – 4.9%

Hotels, Restaurants & Leisure – 0.6%
Brinker International, Inc. *	105,525	$ 4,458,431

Media – 1.7%
Omnicom Group, Inc.	56,875	4,713,515
Time Warner, Inc.	167,925	8,772,402

		13,485,917

Multi-line Retail – 0.9%
Sears, Roebuck & Co.	203,425	7,069,019

Specialty Retail – 1.7%
RadioShack Corp.	224,255	9,600,917
Talbots, Inc.	92,020	4,198,413

		13,799,330

CONSUMER STAPLES – 5.1%

Beverages – 1.0%
Anheuser Busch Companies, Inc.	171,600	7,807,800

Food & Drug Retailing – 0.8%
CVS Corp.	109,900	6,587,131

Personal Products – 1.2%
Colgate-Palmolive Co.	141,250	9,117,688

Tobacco – 2.1%
Philip Morris Companies, Inc.	382,300	16,821,200

ENERGY – 3.9%

Oil & Gas – 3.9%
Barrett Resources Corp. *	116,085	6,595,079
EOG Resources, Inc.	179,375	9,809,570
Tosco Corp.	416,675	14,140,908

		30,545,557

FINANCIALS – 6.1%

Diversified Financials – 2.7%
Fannie Mae	147,300	12,778,275
Freddie Mac	126,750	8,729,907

		21,508,182

Insurance – 3.4%
AMBAC Financial Group, Inc.	124,688	7,270,840
American International Group, Inc.	89,637	8,834,847
MGIC Investment Corp.	159,400	10,749,537

		26,855,224

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

HEALTH CARE – 17.7%

Health Care Equipment & Supplies – 1.4%
Guidant Corp.	210,150	$ 11,334,966

Health Care Providers & Services – 5.2%
HCA-The Healthcare Corp.	246,375	10,842,964
Quest Diagnostics, Inc. *	71,250	10,117,500
Tenet Healthcare Corp.	240,650	10,693,884
Wellpoint Health Networks, Inc., Class A	84,825	9,776,081

		41,430,429

Pharmaceuticals – 11.1%
Bristol-Myers Squibb Co.	113,275	8,375,270
Merck & Co., Inc.	285,675	26,746,322
Pfizer, Inc.	938,318	43,162,628
Pharmacia Corp.	147,100	8,973,100

		87,257,320

INDUSTRIALS – 15.9%

Aerospace & Defense – 0.9%
Boeing Co.	108,300	7,147,800

Airlines – 1.3%
Southwest Airlines Co.	318,650	10,684,334

Commercial Services & Supplies – 2.9%
Bea Systems, Inc. *	186,850	12,577,340
Waste Management, Inc.	383,725	10,648,369

		23,225,709

Electrical Equipment – 1.3%
Emerson Electric Co.	128,375	10,117,555

Industrial Conglomerates – 9.5%
General Electric Co.	1,323,525	63,446,480
Tyco International, Ltd.	203,050	11,269,275

		74,715,755

INFORMATION TECHNOLOGY – 36.7%

Communications Equipment – 13.0%
Brocade Communications Systems, Inc. *	202,550	18,596,622
Cisco Systems, Inc. *	1,008,100	38,559,825
Corning, Inc.	250,900	13,250,656
Extreme Networks, Inc. *	217,675	8,516,534
Juniper Networks, Inc. *	62,525	7,882,058
Nortel Networks Corp.	213,050	6,830,916
Redback Networks, Inc. *	216,225	8,865,225

		102,501,836

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

INFORMATION TECHNOLOGY – continued

Computers & Peripherals – 6.8%
EMC Corp. *	480,750	$ 31,969,875
Network Appliance, Inc. *	135,685	8,709,281
Sun Microsystems, Inc. *	477,375	13,306,828

		53,985,984

Electronic Equipment & Instruments – 0.6%
JDS Uniphase Corp. *	114,475	4,772,177

Internet Software & Services – 1.6%
Ariba, Inc. *	116,725	6,259,378
Check Point Software Technologies, Ltd. *	47,725	6,374,270

		12,633,648

Semiconductor Equipment & Products – 4.9%
Analog Devices, Inc. *	90,425	4,628,630
Applied Micro Circuits Corp. *	102,765	7,712,192
Cirrus Logic, Inc. *	163,840	3,072,000
Integrated Device Technology, Inc. *	126,355	4,185,509
LSI Logic Corp. *	294,075	5,025,742
PMC-Sierra, Inc. *	34,450	2,708,631
SDL, Inc. *	1	148
Transwitch Corp. *	283,275	11,083,135

		38,415,987

Software – 9.8%
I2 Technologies, Inc. *	77,650	4,222,219
Macromedia, Inc. *	136,025	8,263,519
Mercury Interactive Corp. *	82,753	7,468,458
Microsoft Corp. *	633,600	27,482,400
Rational Software Corp. *	307,400	11,969,387
Siebel Systems, Inc. *	167,360	11,317,720
Veritas Software Corp. *	74,328	6,503,700

		77,227,403

MATERIALS – 2.2%

Paper & Forest Products – 2.2%
International Paper Co.	205,625	8,392,070
Weyerhaeuser Co.	175,625	8,912,969

		17,305,039

UTILITIES – 2.5%

Electric Utilities – 2.5%
Calpine Corp. *	189,150	8,523,572
Duke Energy Corp.	129,075	11,003,644

		19,527,216

Total Common Stocks (cost $727,518,600 )		750,338,637

EVERGREEN
Select Strategic Growth Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

SHORT-TERM INVESTMENTS – 8.8%

MUTUAL FUND SHARES – 8.8%
Evergreen Select Money Market Fund ø	43,999,579	$ 43,999,579
Navigator Prime Portfolio p	25,652,794	25,652,794

Total Short-Term Investments (cost $69,652,373)		69,652,373

Total Investments – (cost $797,170,973) – 103.8%		819,991,010
Other Assets and Liabilities – (3.8%)		(29,878,300)

Net Assets – 100.0%		$790,112,710

See Combined Notes to Schedules of Investments.

EVERGREEN
Select Strategic Value Fund
Schedule of Investments
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – 94.7%

CONSUMER DISCRETIONARY – 11.2%

Hotels, Restaurants & Leisure – 2.0%
McDonald’s Corp.	502,625	$ 17,089,250

Household Durables – 1.6%
Black & Decker Corp.	351,150	13,782,638

Media – 5.4%
Cablevision Systems Corp., Class A *	211,100	17,930,306
News Corp., Ltd.	334,600	9,724,313
Walt Disney Co.	609,195	17,628,580

		45,283,199

Specialty Retail – 2.2%
Lowe’s Co., Inc.	421,125	18,740,062

CONSUMER STAPLES – 6.2%

Beverages – 2.3%
Anheuser Busch Companies, Inc.	151,800	6,906,900
Pepsico, Inc.	250,400	12,410,450

		19,317,350

Tobacco – 3.9%
Philip Morris Companies, Inc.	742,600	32,674,400

ENERGY – 15.2%

Oil & Gas – 15.2%
Burlington Resources, Inc.	444,726	22,458,663
Conoco, Inc., Class B	658,300	19,049,556
Exxon Mobil Corp.	425,734	37,012,250
Texaco, Inc.	216,250	13,434,531
Tosco Corp.	607,250	20,608,547
Ultramar Diamond Shamrock Corp.	300,625	9,281,797
USX-Marathon Group	242,950	6,741,862

		128,587,206

FINANCIALS – 25.7%

Banks – 13.5%
Bank of America Corp.	377,865	17,334,557
Bank of New York Co., Inc.	283,000	15,618,063
Chase Manhattan Corp.	474,632	21,566,091
Mellon Financial Corp.	335,200	16,487,650
SouthTrust Corp.	182,586	7,428,968
Wells Fargo & Co.	631,625	35,173,617

		113,608,946

EVERGREEN
Select Strategic Value Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

FINANCIALS – continued

Diversified Financials – 10.3%
Citigroup, Inc.	450,588	$ 23,008,150
Countrywide Credit Industries, Inc.	200,925	10,096,481
Fannie Mae	110,000	9,542,500
Freddie Mac	275,200	18,954,400
Merrill Lynch & Co., Inc.	377,300	25,727,144

		87,328,675

Insurance – 1.9%
American International Group, Inc.	160,000	15,770,000

HEALTH CARE – 8.6%

Health Care Providers & Services – 2.4%
Tenet Healthcare Corp. *	461,325	20,500,130

Pharmaceuticals – 6.2%
Bristol-Myers Squibb Co.	213,170	15,761,257
Johnson & Johnson	203,100	21,338,193
Merck & Co., Inc.	66,400	6,216,700
Watson Pharmaceuticals, Inc. *	166,000	8,497,125

		51,813,275

INDUSTRIALS – 1.3%

Commercial Services & Supplies – 0.7%
Computer Sciences Corp. *	102,400	6,156,800

Industrial Conglomerates – 0.6%
Minnesota Mining & Manufacturing Co.	38,800	4,675,400

INFORMATION TECHNOLOGY – 4.7%

Communications Equipment – 1.3%
Motorola, Inc.	553,345	11,205,236

Computers & Peripherals – 1.9%
International Business Machines Corp.	181,525	15,429,625

Semiconductor Equipment & Products – 1.0%
Intel Corp.	278,930	8,385,333

Software – 0.5%
Microsoft Corp. *	100,900	4,376,538

MATERIALS – 3.5%

Chemicals – 0.5%
Hercules, Inc.	224,845	4,286,108

Metals & Mining – 1.9%
Alcoa, Inc.	483,300	16,190,550

Paper & Forest Products – 1.1%
Mead Corp.	277,260	8,699,032

EVERGREEN
Select Strategic Value Fund
Schedule of Investments (continued)
December 31, 2000 (Unaudited)

	Shares	Value

COMMON STOCKS – continued

TELECOMMUNICATION SERVICES – 12.7%

Diversified Telecommunication Services – 12.7%
Adelphia Communications Corp., Class A *	460,200	$ 23,757,825
ALLTEL Corp.	246,750	15,406,453
AT&T Corp.	353,000	6,111,313
Centurytel, Inc.	534,237	19,098,973
SBC Communications, Inc.	415,000	19,816,250
Verizon Communications	458,122	22,963,365

		107,154,179

UTILITIES – 5.6%

Electric Utilities – 0.9%
Public Service Enterprise Group, Inc.	167,200	8,130,100

Gas Utilities – 4.7%
El Paso Energy Corp.	234,900	16,824,713
Williams Companies, Inc.	569,090	22,728,031

		39,552,744

Total Common Stocks (cost $675,262,561 )		798,736,776

SHORT-TERM INVESTMENTS – 9.3%

MUTUAL FUND SHARES – 9.3%

Evergreen Select Money Market Fund ø	44,066,064	44,066,064
Navigator Prime Portfolio p	33,924,442	33,924,442

Total Short-Term Investments (cost $77,990,506)		77,990,506

Total Investments – (cost $753,253,067) — 104.0%		876,727,282
Other Assets and Liabilities – (4.0%)		(33,366,800)

Net Assets – 100.0%		$843,360,482

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments
December 31, 2000 (Unaudited)

Symbol Description

144A
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

*	Non-income producing security.
∧	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.
p	Represents investment of cash collateral received for securities on loan.
†	In the absence of market quotations, this security is valued based upon its fair value determined under procedures approved by the Board of Trustees.

Summary of Abbreviations:
ADR	American Depository Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
MTN	Medium Term Note
REIT	Real Estate Investment Trust

See Combined Notes to Financial Statements.

EVERGREEN
Select Equity Funds
Statements of Assets and Liabilities
December 31, 2000 (Unaudited)

	Balanced Fund	Core Equity Fund	Secular Growth Fund	Small Cap Growth Fund	Strategic Growth Fund	Strategic Value Fund

Assets

Identified cost of securities	$548,590,760	$1,696,626,626	$875,441,504	$168,746,111	$797,170,973	$753,253,067

Net unrealized gains or losses on securities	13,205,468	561,216,480	(14,156,300)	6,397,624	22,820,037	123,474,215

Market value of securities	561,796,228	2,257,843,106	861,285,204	175,143,735	819,991,010	876,727,282

Receivable for securities sold	0	0	3,909,061	0	0	0

Receivable for Fund shares sold	1,153,408	1,626,179	6,553,656	173,273	10,962,130	1,849,041

Dividends and interest receivable	4,764,786	1,776,893	297,942	53,094	956,425	1,038,608

Receivable from investment advisor	17,156	0	0	0	0	0

Prepaid expenses and other assets	19,614	18,952	10,199	26,067	16,606	10,358

Total assets	567,751,192	2,261,265,130	872,056,062	175,396,169	831,926,171	879,625,289

Liabilities

Distributions payable	0	952,581	0	0	252,848	400,295

Payable for securities purchased	8,410,839	0	3,497,063	93,875	11,115,084	0

Payable for Fund shares redeemed	1,408,784	8,091,751	244,989	71,728	4,669,183	1,826,265

Payable for securities on loan	6,352,420	92,802,308	190,099,215	27,474,636	25,652,794	33,924,442

Advisory fee payable	0	84,707	1,864	11,521	19,023	45,388

Distribution Plan expenses payable	71	1,632	54	0	596	232

Due to other related parties	6,139	23,958	7,568	1,666	8,833	9,300

Accrued expenses and other liabilities	37,165	219,123	38,630	59,691	95,100	58,885

Total liabilities	16,215,418	102,176,060	193,889,383	27,713,117	41,813,461	36,264,807

Net assets	$551,535,774	$2,159,089,070	$678,166,679	$147,683,052	$790,112,710	$843,360,482

Net assets represented by

Paid-in capital	$528,539,103	$1,558,866,388	$737,894,439	$160,424,220	$751,808,390	$738,489,119

Undistributed (overdistributed) net investment income (loss)	(109,266)	172,551	(571,637)	(214,413)	27,898	(97,397)

Accumulated net realized gains or losses on securities and futures transactions	9,900,469	38,833,651	(44,999,823)	(18,924,379)	15,456,385	(18,505,455)

Net unrealized gains or losses on securities and futures transactions	13,205,468	561,216,480	(14,156,300)	6,397,624	22,820,037	123,474,215

Total net assets	$551,535,774	$2,159,089,070	$678,166,679	$147,683,052	$790,112,710	$843,360,482

Net assets consist of

Class I	$549,347,281	$2,099,076,944	$676,251,804	$147,683,052	$768,985,271	$834,922,090

Class IS	2,188,493	60,012,126	1,914,875	0	21,127,439	8,438,392

Total net assets	$551,535,774	$2,159,089,070	$678,166,679	$147,683,052	$790,112,710	$843,360,482

Shares outstanding

Class I	44,855,500	27,269,543	7,886,341	10,251,969	22,199,712	3,593,683

Class IS	178,101	840,149	22,452	0	614,284	36,331

Net asset value per share

Class I	$ 12.25	$ 76.98	$ 85.75	$ 14.41	$ 34.64	$ 232.33

Class IS	$ 12.29	$ 71.43	$ 85.29	—	$ 34.39	$ 232.26

See Combined Notes to Financial Statements.

EVERGREEN
Select Equity Funds
Statements of Operations
Six Months Ended December 31, 2000 (unaudited)

	Balanced Fund	Core Equity Fund	Secular Growth Fund	Small Cap Growth Fund	Strategic Growth Fund	Strategic Value Fund

Investment income

Dividends (net of foreign withholding taxes of $6,264, $42,827, $0, $0, $1,043 and $0, respectively)	$ 933,652	$ 12,553,564	$ 1,323,056	$ 143,451	$ 2,461,823	$ 6,288,295

Interest	9,940,376	1,445,332	1,193,870	196,957	2,319,628	1,034,202

Securities lending income	21,033	61,110	79,799	104,694	32,895	30,115

Total investment income	10,895,061	14,060,006	2,596,725	445,102	4,814,346	7,352,612

Expenses

Advisory fee	1,551,193	7,537,346	2,717,891	536,349	2,673,968	2,461,245

Distribution Plan expenses	1,876	71,756	2,143	0	29,841	9,783

Administrative services fees	298,306	1,215,701	438,369	78,055	431,285	396,975

Transfer agent fee	153,262	10,912	12,253	11,013	46,806	27,068

Trustees’ fees and expenses	5,987	25,510	9,059	1,580	7,724	7,939

Printing and postage expenses	14,259	62,313	15,430	4,156	15,240	14,373

Custodian fee	69,837	272,376	51,774	15,014	107,552	92,404

Registration and filing fees	23,034	77,380	9,887	2,861	45,004	10,170

Professional fees	8,163	13,507	8,740	7,035	8,209	7,489

Organization expenses	0	0	0	1,910	0	0

Interest expense	0	0	417	0	0	0

Other	15,428	1,973	7,284	8,220	9,435	1,823

Total expenses	2,141,345	9,288,774	3,273,247	666,193	3,375,064	3,029,269

Less: Expense reductions	(15,438)	(57,078)	(21,076)	(7,235)	(26,590)	(16,670)

Fee waivers	(298,306)	(650,031)	(181,023)	0	(213,379)	(25,504)

Net expenses	1,827,601	8,581,665	3,071,148	658,958	3,135,095	2,987,095

Net investment income (loss)	9,067,460	5,478,341	(474,423)	(213,856)	1,679,251	4,365,517

Net realized and unrealized gains or losses on securities and futures transactions

Net realized gains or losses on:

Securities	13,464,281	46,577,722	(44,604,839)	(19,390,769)	61,704,918	(18,494,086)

Futures contracts	0	(33,291)	0	0	0	0

Net realized gains or losses on securities and futures transactions	13,464,281	46,544,431	(44,604,839)	(19,390,769)	61,704,918	(18,494,086)

Net change in unrealized gains or losses on securities and futures transactions	(51,557,187)	(304,459,502)	(201,255,056)	(18,342,510)	(195,168,311)	97,244,081

Net realized and unrealized gains or losses on securities and futures transactions	(38,092,906)	(257,915,071)	(245,859,895)	(37,733,279)	(133,463,393)	78,749,995

Net increase (decrease) in net assets resulting from operations	$(29,025,446)	$(252,436,730)	$(246,334,318)	$(37,947,135)	$(131,784,142)	$83,115,512

See Combined Notes to Financial Statements.

EVERGREEN
Select Equity Funds
Statements of Changes In Net Assets
Six Months Ended December 31, 2000 (unaudited)

	Balanced Fund	Core Equity Fund	Secular Growth Fund	Small Cap Growth Fund	Strategic Growth Fund	Strategic Value Fund

Operations

Net investment income (loss)	$ 9,067,460	$ 5,478,341	$ (474,423)	$ (213,856)	$ 1,679,251	$ 4,365,517

Net realized gains or losses on securities and futures transactions	13,464,281	46,544,431	(44,604,839)	(19,390,769)	61,704,918	(18,494,086)

Net change in unrealized gains or losses on securities and futures transactions	(51,557,187)	(304,459,502)	(201,255,056)	(18,342,510)	(195,168,311)	97,244,081

Net increase (decrease) in net assets resulting from operations	(29,025,446)	(252,436,730)	(246,334,318)	(37,947,135)	(131,784,142)	83,115,512

Distributions to shareholders from

Net investment income

Class I	(9,353,407)	(5,234,150)	(87,914)	0	(1,631,815)	(4,378,325)

Class IS	(24,870)	(58,660)	0	0	(22,428)	(34,245)

Net realized gains

Class I	(77,688,998)	(83,737,027)	(161,030,826)	(28,573,198)	(186,512,840)	(9,926,142)

Class IS	(312,093)	(2,346,045)	(412,332)	0	(5,297,051)	(99,609)

Total distributions to shareholders	(87,379,368)	(91,375,882)	(161,531,072)	(28,573,198)	(193,464,134)	(14,438,321)

Capital share transactions

Proceeds from shares sold	62,591,921	117,352,934	78,673,714	34,020,443	195,407,686	83,839,312

Payment for shares redeemed	(81,859,629)	(238,555,937)	(72,753,312)	28,570,708	(113,002,913)	(78,454,557)

Net asset value of shares issued in reinvestment of distributions	84,715,916	85,509,421	161,351,408	(7,832,024)	191,618,786	12,104,308

Net increase (decrease) in net assets resulting from capital share transactions	65,448,208	(35,693,582)	167,271,810	54,759,127	274,023,559	17,489,063

Total increase (decrease) in net assets	(50,956,606)	(379,506,194)	(240,593,580)	(11,761,206)	(51,224,717)	86,166,254

Net assets

Beginning of period	602,492,380	2,538,595,264	918,760,259	159,444,258	841,337,427	757,194,228

End of period	$551,535,774	$2,159,089,070	$678,166,679	$147,683,052	$790,112,710	$843,360,482

Undistributed (overdistributed) net investment income (loss)	$ (109,266)	$ 172,551	$ (571,637)	$ (214,413)	$ 27,898	$ (97,397)

See Combined Notes to Financial Statements.

EVERGREEN
Select Equity Funds
Statements of Changes in Net Assets
Year Ended June 30, 2000

	Balanced Fund	Core Equity Fund	Secular Growth Fund	Small Cap Growth Fund	Strategic Growth Fund	Strategic Value Fund

Operations
Net investment income (loss)	$ 19,663,684	$ 12,065,326	$ (2,026,982)	$ (471,183)	$ 492,314	$ 8,330,498

Net realized gains on securities and futures transactions	98,574,932	78,830,929	184,365,616	33,929,174	175,499,643	10,443,563

Net change in unrealized gains or losses on securities and futures transactions	(8,771,394)	88,965,879	118,462,891	14,955,520	94,994,786	(70,184,049)

Net increase (decrease) in net assets resulting from operations	109,467,222	179,862,134	300,801,525	48,413,511	270,986,743	(51,409,988)

Distributions to shareholders from

Net investment income

Class I	(21,056,423)	(11,587,593)	(1,204)	0	(480,837)	(9,271,061)

Class IS	(24,980)	(95,608)	0	0	(1,379)	(36,985)

Net realized gains

Class I	(24,379,440)	(187,467,729)	(21,267,232)	0	(97,463,054)	(9,327,347)

Class IS	(36,122)	(3,188,973)	(852)	0	(2,592,735)	(31,597)

Total distributions to shareholders	(45,496,965)	(202,339,903)	(21,269,288)	0	(100,538,005)	(18,666,990)

Capital share transactions

Proceeds from shares sold	85,046,898	279,188,792	125,664,983	59,962,257	302,913,553	292,606,251

Payment for shares redeemed	(330,831,602)	(645,261,014)	(298,201,747)	(19,045,047)	(228,216,756)	(164,935,655)

Net asset value of shares issued in reinvestment of distributions	36,443,265	188,953,604	21,268,857	0	99,830,239	13,346,048

Net asset value of shares issued in acquisition	88,725,755	794,468,739	750,366,912	0	2,592,329	153,449,048

Net increase (decrease) in net assets resulting from capital share transactions	(120,615,684)	617,350,121	599,099,005	40,917,210	177,119,365	294,465,692

Total increase (decrease) in net assets	(56,645,427)	594,872,352	878,631,242	89,330,721	347,568,103	224,388,714

Net assets

Beginning of period	659,137,807	1,943,722,912	40,129,017	70,113,537	493,769,324	532,805,514

End of period	$602,492,380	$2,538,595,264	$918,760,259	$159,444,258	$841,337,427	$757,194,228

Undistributed (overdistributed) net investment income (loss)	$ 201,551	$ (12,980)	$ (9,300)	$ (557)	$ 2,890	$ (50,344)

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (unaudited)

1. ORGANIZATION

The Evergreen Select Equity Funds consist of Evergreen Select Balanced Fund (“Balanced Fund”), Evergreen Select Core Equity Fund (“Core Equity Fund”), Evergreen Select Secular Growth Fund (“Secular Growth Fund”), Evergreen Select Small Cap Growth Fund (“Small Cap Growth Fund”), Evergreen Select Strategic Growth Fund (“Strategic Growth Fund”) and Evergreen Select Strategic Value Fund (“Strategic Value Fund”) (the “Funds”). Each Fund is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Institutional shares (“Class I”) and Institutional Service shares (“Class IS”). Each class of shares is sold without a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Portfolio debt securities acquired with more than sixty days to maturity are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Investments in other mutual funds are valued at net asset value.

Securities for which market quotations are not available are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund’ s behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts (“variation margin”) as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in each Fund’s Statement of Assets and Liabilities.

E. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower provide additional collateral as necessary. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days’ notice. The Fund bears the risk that the borrower may not provide additional collateral when required or return the securities when due.

F. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

G. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

H. Distributions
Distributions from net investment income, if any, for the Funds are declared and paid monthly. Distributions from net realized gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund’s policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles .

Combined Notes to Financial Statements (unaudited) (continued)

I. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

J. Organization Expenses
Organization expenses for Small Cap Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Funds are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of December 31, 2000 all organization expenses have been fully amortized.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank (“FUNB”), a subsidiary of First Union Corporation (“First Union”), is the investment advisor to each Fund, other than Small Cap Growth Fund, and is paid a management fee that is computed and paid daily based on a percentage of each Fund’s average daily net assets as identified below.

Advisory fee
Balanced Fund	0.52%
Core Equity Fund	0.62
Secular Growth Fund	0.62
Strategic Growth Fund	0.62
Strategic Value Fund	0.62

Effective November 1, 2000 Forefront Capital Advisors, LLC (“Forefront Capital”) became the sub-advisor to Secular Growth Fund and is paid for its services by FUNB. FUNB owns 40% of the equity interest of Forefront Capital.

Evergreen Investment Management Company, LLC (“EIMC”), an indirect wholly owned subsidiary of FUNB, is the investment advisor to Small Cap Growth Fund. In return for its services, EIMC is paid an annual advisory fee that is computed and paid daily based on the average daily net assets of the Fund in accordance with the following schedule:

Average daily net assets	Advisory Fee
First $100 million	0.71%
Next $150 million	0.66
Over $250 million	0.56

During the six months ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor, and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Total Fee Waivers	% of Average Daily Net Assets (annualized)

Balanced Fund	$298,306	0.10%
Core Equity Fund	650,031	0.05
Secular Growth Fund	181,023	0.04
Strategic Growth Fund	213,379	0.05
Strategic Value Fund	25,504	0.01

Evergreen Investment Services (“EIS”), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. For its services, each Fund pays the administrator a fee at the annual rate of 0.10% of each Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

Combined Notes to Financial Statements (unaudited) (continued)

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through “Distribution Plan expenses”. Under the Distribution Plans, Class IS incurs distribution fees equal to 0.25% of the average daily net asset of the class. Distribution Plan expenses are calculated and paid daily.

Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. CONVERSION INFORMATION

On July 9, 1999, Balanced Fund, Core Equity Fund, Secular Growth Fund, Strategic Growth Fund and Strategic Value Fund (collectively “Acquiring Evergreen Funds”) acquired substantially all of the net assets and identified liabilities of certain common trust funds managed by FUNB into the Acquiring Evergreen Funds. The net assets, consisting primarily of portfolio securities, were acquired either through a taxable or tax-free exchange for Class I shares of the Acquiring Evergreen Funds.

The following summarizes pertinent data related to the Funds on the date of the acquisition:

Acquiring Evergreen Fund	Common Trust Fund	Total Shares Issued	Total Net Assets Acquired	Evergreen Fund NAV/share Class I	Unrealized Appreciation on Securities

Balanced Fund	CoreStates Balanced Fund	422,321	$ 5,780,695	$ 13.68	$ 0
	CoreStates Balanced Trust	6,059,738	82,945,060		20,569,515

	Total	6,482,059	$ 88,725,755		$ 20,569,515

Core Equity Fund	CoreStates Growth and Income Equity Trust	6,974,611	$595,233,256	$ 85.34	$134,355,837
	Signet Capital Growth	67,230	5,737,565		3,701,178
	Signet Investors Equity Class A	592,625	50,576,342		36,302,394
	Signet Investors Equity Class B	123,773	10,563,173		7,475,528

	Total	7,758,239	$662,110,336		$181,834,937

Secular Growth Fund	CoreStates Charitable Equity Trust	1,069,362	$110,877,230	$103.69	$ 31,871,390
	CoreStates Growth and Income Fund	787,473	81,649,376		0
	CoreStates Growth Equity Fund	4,185,687	433,994,394		0
	CoreStates Growth Equity Trust	1,194,440	123,845,912		36,115,475

	Total	7,236,962	$750,366,912		$ 67,986,865

Strategic Growth Fund	CoreStates Union County Equity Trust	70,063	$ 2,592,329	$ 37.00	$ 1,356,557

Strategic Value Fund	CoreStates Value Equity Fund	341,237	$ 80,405,690	$235.63	$ 0
	CoreStates Value Equity Trust	309,990	73,043,358		11,453,813

	Total	651,227	$153,449,048		$ 11,453,813

The above amounts are reflected in the Statements of Changes in Net Assets for the year ended June 30, 2000.

6. ACQUISITION

Effective the close of business on July 30, 1999, Core Equity Fund acquired the net assets and liabilities of Evergreen Select Equity Income Fund, an open-end management investment company registered under the 1940 Act in an exchange of shares. The net assets were exchanged through a tax-free exchange of 1,629,831 Class I shares and 14,454 Class IS shares of Core Equity Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $15,463,739. Aggregate net assets of Core Equity Fund and Evergreen Select Equity Income Fund immediately before the acquisition were $2,449,655,426 and $132,358,403, respectively. The aggregate net assets of Core Equity Fund after the acquisition were $2,582,013,829. The above amounts are reflected in both the Statements of Changes in Net Assets and Capital Shares Transactions for the year ended June 30, 2000.

7. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and/or Class IS. Transactions in shares of the Funds were as follows:

BALANCED FUND

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	4,167,774	$61,028,860	5,958,011	$ 83,516,003
Shares redeemed	(5,580,272)	(81,593,053)	(23,823,123)	(329,841,924)
Shares issued in reinvestment of distributions	6,440,532	84,395,433	2,622,339	36,429,342
Shares issued in acquisition of:
Corestates Balanced Fund	0	0	422,321	5,780,695
Corestates Balanced Trust	0	0	6,059,738	82,945,060

Net increase (decrease)	5,028,034	63,831,240	(8,760,714)	(121,170,824)

Class IS
Shares sold	102,522	1,563,061	109,074	1,530,895
Shares redeemed	(17,433)	(266,576)	(71,241)	(989,678)
Shares issued in reinvestment of distributions	24,372	320,483	998	13,923

Net increase	109,461	1,616,968	38,831	555,140

Net increase (decrease)		$65,448,208		$(120,615,684)

CORE EQUITY FUND

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	1,012,815	$ 86,538,200	2,568,791	$218,230,423
Shares redeemed	(2,595,283)	(222,009,274)	(7,071,960)	(604,034,297)
Shares issued in reinvestment of distributions	1,037,169	83,784,976	2,199,139	186,575,643
Shares issued in acquisition of:
Corestates Growth and Income Equity Trust	0	0	6,974,611	595,233,256
Signet Capital Growth	0	0	67,230	5,737,565
Signet Investors Equity Class A	0	0	592,625	50,576,342
Signet Investors Equity Class B	0	0	123,773	10,563,173
Evergreen Select Equity Income Fund	0	0	1,629,831	131,274,544

Net increase (decrease)	(545,299)	(51,686,098)	7,084,040	594,156,649

Class IS
Shares sold	387,475	30,814,734	755,063	60,958,369
Shares redeemed	(203,822)	(16,546,663)	(515,532)	(41,226,717)
Shares issued in reinvestment of distributions	22,986	1,724,445	30,099	2,377,961
Shares issued in acquisition of Evergreen Select Equity Income Fund	0	0	14,454	1,083,859

Net increase	206,639	15,992,516	284,084	23,193,472

Net increase (decrease)		$ (35,693,582)		$617,350,121

Combined Notes to Financial Statements (unaudited) (continued)

SECULAR GROWTH FUND

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	631,796	$ 76,874,632	956,398	$124,180,633
Shares redeemed	(635,436)	(72,387,362)	(2,487,865)	(297,954,475)
Shares issued in reinvestment of distributions	1,624,331	161,038,459	158,837	21,268,005
Shares issued in acquisition of:
Corestate Charitable Equity Trust	0	0	1,069,362	110,877,230
Corestate Growth and Income Fund	0	0	787,473	81,649,376
Corestate Growth Equity Fund	0	0	4,185,687	433,994,394
Corestate Growth Equity Trust	0	0	1,194,440	123,845,912

Net increase	1,620,691	165,525,729	5,864,332	597,861,075

Class IS
Shares sold	13,678	1,799,082	9,872	1,484,350
Shares redeemed	(2,702)	(365,950)	(1,585)	(247,272)
Shares issued in reinvestment of distributions	3,173	312,949	6	852

Net increase	14,149	1,746,081	8,293	1,237,930

Net increase		$167,271,810		$599,099,005

SMALL CAP GROWTH FUND

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	1,765,461	$34,020,443	2,873,306	$59,962,257
Shares redeemed	(423,024)	(7,832,024)	(1,002,945)	(19,045,047)
Shares issued in reinvestment of distributions	1,903,445	28,570,708	0	0

Net increase	3,245,882	$54,759,127	1,870,361	$40,917,210

STRATEGIC GROWTH FUND

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	4,254,943	$190,159,430	6,455,935	$292,653,546
Shares redeemed	(2,430,590)	(109,435,215)	(4,922,957)	(222,573,262)
Shares issued in reinvestment of distributions	4,796,263	186,990,727	2,504,216	97,599,292
Shares issued in acquisition of: Corestate Union County Equity Trust	0	0	70,063	2,592,329

Net increase	6,620,616	267,714,942	4,107,257	170,271,905

Class IS
Shares sold	112,688	5,248,256	215,532	10,260,007
Shares redeemed	(72,326)	(3,567,698)	(121,173)	(5,643,494)
Shares issued in reinvestment of distributions	119,586	4,628,059	57,523	2,230,947

Net increase	159,948	6,308,617	151,882	6,847,460

Net increase		$274,023,559		$177,119,365

STRATEGIC VALUE FUND

	Six Months Ended December 31, 2000		Year Ended June 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	362,332	$ 80,875,093	1,301,450	$ 283,351,824
Shares redeemed	(343,899)	(76,443,661)	(728,101)	(160,984,883)
Shares issued in reinvestment of distributions	54,109	11,992,477	57,710	13,296,673
Shares issued in acquisition of:
Corestate Value Equity Fund	0	0	341,237	80,405,690
Corestate Value Equity Trust	0	0	309,990	73,043,358

Net increase	72,542	16,423,909	1,282,286	289,112,662

Class IS
Shares sold	13,313	2,964,219	41,567	9,254,427
Shares redeemed	(9,029)	(2,010,896)	(17,873)	(3,950,772)
Shares issued in reinvestment of distributions	504	111,831	218	49,375

Net increase	4,788	1,065,154	23,912	5,353,030

Net increase		$ 17,489,063		$ 294,465,692

Combined Notes to Financial Statements (unaudited) (continued)

8. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended December 31, 2000:

	Cost of Purchases	Proceeds from Sales

Balanced Fund	$ 492,775,161	$ 503,99,723
Core Equity Fund	467,769,111	562,361,024
Secular Growth Fund	393,805,658	365,543,147
Small Cap Growth Fund	236,368,022	215,088,397
Strategic Growth Fund	1,005,262,274	962,418,037
Strategic Value Fund	152,476,292	164,813,643

For the Balanced Fund, cost of purchases of U.S. government and non-U.S. government securities were $108,963,974 and $383,811,187, respectively, and the Fund’s proceeds from sale of U.S. government and non-U.S. government securities were $141,979,069 and $362,012,654, respectively, for the six months ended December 31, 2000.

The following Funds loaned securities during the six months ended December 31, 2000. At December 31, 2000, the value of securities on loan, the value of collateral (including accrued interest) were as follows:

	Value of Securities on Loan	Value of Collateral

Balanced Fund	$ 5,965,515	$ 6,352,420
Core Equity	89,023,938	92,802,308
Secular Growth Fund	178,597,293	190,099,215
Small Cap Growth Fund	25,098,623	27,474,636
Strategic Growth Fund	23,487,325	25,652,794
Strategic Value Fund	33,376,140	33,924,442

Capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of June 30, 2000 Small Company Value Fund had incurred and elected to defer post October losses of $3,438,021.

9. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Balanced Fund	$15,438	0.01%
Core Equity Fund	57,078	0.00%
Secular Growth Fund	21,076	0.00%
Small Cap Growth Fund	7,235	0.01%
Strategic Growth Fund	26,590	0.01%
Strategic Value Fund	16,670	0.00%

10. DEFERRED TRUSTEES’ FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

Combined Notes to Financial Statements (unaudited) (continued)

11. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10%, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time fee of $150,000 which was charged to the Funds and also allocated pro rata.

During the six months ended December 31, 2000, the Secular Growth Fund had average borrowings outstanding of $5,762 at a rate of 7.125% and paid interest of $417, which represent 0.00% of the Fund’s average net assets on an annualized basis.

12. CONCENTRATION OF RISK

The Funds may invest a substantial portion of assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

13. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Evergreen Select Funds*

Money Market

Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed Income

Intermediate Term Municipal Bond Fund

Taxable Fixed Income

International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/ Balanced

Equity Income Fund
Balanced Fund

Growth

Small Cap Growth Fund
Secular Growth Fund
Strategic Growth Fund
Core Equity Fund
Strategic Value Fund

*Minimum investment in an Evergreen Select Fund is $1,000,000.

91724	542780 2/2001